                                                                   EXHIBIT 10.36

                                                                  EXECUTION COPY

================================================================================

                                CREDIT AGREEMENT

                                   Dated as of

                                December 9, 2003

                                      Among

                             TIME WARNER CABLE INC.,

                    TIME WARNER ENTERTAINMENT COMPANY, L.P.,

                            The Lenders Party Hereto,

                              JPMORGAN CHASE BANK,
                            as Administrative Agent,

       CITICORP NORTH AMERICA, INC. AND DEUTSCHE BANK AG, NEW YORK BRANCH
                            as Co-Syndication Agents,

                                       and

                       ABN AMRO BANK N.V. AND BNP PARIBAS,
                           as Co-Documentation Agents

                $1,000,000,000 364-DAY REVOLVING CREDIT FACILITY

================================================================================

          J.P. MORGAN SECURITIES INC. AND CITIGROUP GLOBAL MARKETS INC.
                  as Joint-Lead Arrangers and Joint Bookrunners

                                TABLE OF CONTENTS

                                                                                                                   PAGE
ARTICLE I Definitions..................................................................................              1

         SECTION 1.01. Defined Terms...................................................................              1
         SECTION 1.02. Classification of Loans and Borrowings..........................................             18
         SECTION 1.03. Terms Generally.................................................................             18
         SECTION 1.04. Accounting Terms; GAAP..........................................................             19

ARTICLE II The Credits.................................................................................             19

         SECTION 2.01. Commitments.....................................................................             19
         SECTION 2.02. Loans and Borrowings............................................................             19
         SECTION 2.03. Requests for Borrowings.........................................................             20
         SECTION 2.04. [Intentionally left blank]......................................................             20
         SECTION 2.05. [Intentionally left blank]......................................................             20
         SECTION 2.06. Funding of Borrowings...........................................................             21
         SECTION 2.07. Interest Elections..............................................................             21
         SECTION 2.08. Termination and Reduction of Commitments........................................             22
         SECTION 2.09. Repayment of Loans; Evidence of Debt............................................             23
         SECTION 2.10. Prepayment of Loans.............................................................             23
         SECTION 2.11. Fees............................................................................             24
         SECTION 2.12. Interest........................................................................             25
         SECTION 2.13. Alternate Rate of Interest......................................................             25
         SECTION 2.14. Increased Costs.................................................................             26
         SECTION 2.15. Break Funding Payments..........................................................             27
         SECTION 2.16. Taxes...........................................................................             27
         SECTION 2.17. Payments Generally; Pro Rata Treatment; Sharing of Setoffs......................             29
         SECTION 2.18. Mitigation Obligations; Replacement of Lenders..................................             30

ARTICLE III Representations and Warranties.............................................................             31

         SECTION 3.01. Organization; Powers............................................................             31
         SECTION 3.02. Authorization; Enforceability...................................................             31
         SECTION 3.03. Governmental Approvals; No Conflicts............................................             31
         SECTION 3.04. Financial Condition; No Material Adverse Change.................................             32
         SECTION 3.05. Properties......................................................................             32
         SECTION 3.06. Litigation and Environmental Matters............................................             32
         SECTION 3.07. Compliance with Laws and Agreements.............................................             33
         SECTION 3.08. Government Regulation...........................................................             33
         SECTION 3.09. Taxes...........................................................................             33
         SECTION 3.10. ERISA...........................................................................             33
         SECTION 3.11. Disclosure......................................................................             33

ARTICLE IV Conditions..................................................................................             34

         SECTION 4.01. Effective Date..................................................................             34
         SECTION 4.02. Each Credit Event...............................................................             35

ARTICLE V Affirmative Covenants........................................................................             35

         SECTION 5.01. Financial Statements and Other Information......................................             35
         SECTION 5.02. Notices of Material Events......................................................             37
         SECTION 5.03. Existence; Conduct of Business..................................................             37
         SECTION 5.04. Payment of Obligations..........................................................             37
         SECTION 5.05. Maintenance of Properties; Insurance............................................             38
         SECTION 5.06. Books and Records; Inspection Rights............................................             38
         SECTION 5.07. Compliance with Laws............................................................             38
         SECTION 5.08. Use of Proceeds.................................................................             38
         SECTION 5.09. Fiscal Periods; Accounting......................................................             38

ARTICLE VI Negative Covenants..........................................................................             38

         SECTION 6.01. Financial Covenants.............................................................             39
         SECTION 6.02. Indebtedness....................................................................             39
         SECTION 6.03. Liens...........................................................................             40
         SECTION 6.04. Mergers, Etc....................................................................             41
         SECTION 6.05. Investments.....................................................................             41
         SECTION 6.06. Restricted Payments.............................................................             41
         SECTION 6.07. Transactions with Affiliates....................................................             41
         SECTION 6.08. Unrestricted Subsidiaries.......................................................             41

ARTICLE VII Events of Default..........................................................................             42

ARTICLE VIII The Agents................................................................................             44

ARTICLE IX Miscellaneous...............................................................................             46

         SECTION 9.01. Notices.........................................................................             46
         SECTION 9.02. Waivers; Amendments.............................................................             47
         SECTION 9.03. Expenses; Indemnity; Damage Waiver..............................................             48
         SECTION 9.04. Successors and Assigns..........................................................             49
         SECTION 9.05. Survival........................................................................             51
         SECTION 9.06. Counterparts; Integration; Effectiveness........................................             51
         SECTION 9.07. Severability....................................................................             52
         SECTION 9.08. Right of Setoff.................................................................             52
         SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process......................             52
         SECTION 9.10. WAIVER OF JURY TRIAL............................................................             53
         SECTION 9.11. Headings........................................................................             53
         SECTION 9.12. Confidentiality.................................................................             53
         SECTION 9.13. Acknowledgements................................................................             54
         SECTION 9.14. Supplemental Guarantees.........................................................             54

SCHEDULES:

Schedule 2.01 - Commitments
Schedule 2.03(A) - Borrowing Notice/Interest Election Notice/Prepayment Notice
Schedule 2.03(B) - Authorized Account Numbers & Locations
Schedule 6.08 - Unrestricted Subsidiaries
Schedule 8 - List of Proper Persons

EXHIBITS:

Exhibit A - Form of Assignment and Acceptance
Exhibit B - Form of Primary Guarantee
Exhibit C - Form of Supplemental Guarantee

                  364-DAY CREDIT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") dated as of December 9, 2003 among TIME WARNER CABLE INC., a Delaware corporation ("TWC"), TIME WARNER ENTERTAINMENT COMPANY, L.P., a Delaware limited partnership ("TWE"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), CITICORP NORTH AMERICA, INC. and DEUTSCHE BANK AG, NEW YORK BRANCH, as co-syndication agents (in such capacity, the "Co-Syndication Agents"), ABN AMRO BANK N.V. and BNP PARIBAS, as co-documentation agents (in such capacity, the "Co-Documentation Agents") and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, TWC and TWE have requested the Lenders to make loans to them in an aggregate amount of up to $1,000,000,000 as more particularly described herein;

                  WHEREAS, the Lenders are willing to make such loans on the terms and conditions contained herein;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

                  SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "ABR" when used in reference to any Loan or Borrowing, refers to a Loan, or the Loans comprising such Borrowing, bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Adjusted Financial Statements" means, for any period, (a) the balance sheet of TWC and its Restricted Subsidiaries (treating Unrestricted Subsidiaries as equity investments of TWC to the extent that such Unrestricted Subsidiaries would not otherwise be treated as equity investments of TWC in accordance with GAAP) as of the end of such period and (b) the related statements of operations and stockholders equity for such period and, if such period is not a fiscal year, for the then elapsed portion of the fiscal year (treating Unrestricted Subsidiaries as equity investments of TWC to the extent that such Unrestricted Subsidiaries would not otherwise be treated as equity investments of TWC in accordance with GAAP).

                  "Adjusted LIBO Rate" means with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next Basis Point) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means JPMorgan Chase Bank, together with its affiliates, as an arranger of the Commitments and as administrative agent for the Lenders hereunder, together with any of its successors pursuant to
Article VIII.

                  "Administrative Questionnaire" means, with respect to each Lender, an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided, that two or more Persons shall not be deemed Affiliates because an individual is a director and/or officer of each such Person.

                  "Agents" means the Co-Syndication Agents, the Co-Documentation Agents and the Administrative Agent.

                  "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Percentage" means, with respect to any Lender, the percentage of the sum total of the Commitments which is represented by such Lender's Commitment. If all the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

                  "Applicable Rate" means, for any day, with respect to the Facility Fee payable hereunder the applicable rate per annum set forth below expressed in Basis Points under the caption "Facility Fee Rate" based upon the senior unsecured long-term debt credit rating assigned by Moody's and S&P, respectively, applicable on such date to TWE (or, at any time after Moody's or S&P has assigned a rating to the senior unsecured long-term debt of TWC, TWC), and with respect to any Eurodollar Loan, the applicable rate per annum set forth below expressed in Basis Points under the caption "Eurodollar Loan Spread" based upon the senior unsecured long-term debt credit rating (or an equivalent thereof) (in each case, a "Rating") assigned by Moody's and S&P, respectively, applicable on such date to TWE (or, at any time after Moody's or S&P has assigned a rating to the senior unsecured long-term debt of TWC, TWC):

   RATINGS               EURODOLLAR LOAN           FACILITY FEE
S&P / MOODY'S               SPREAD                     RATE
Category A
  A / A2                     37.0                     8.0

Category B
 A- / A3                     41.0                     9.0

Category C
BBB+ / Baa1                  52.5                    10.0

Category D
BBB / Baa2                   62.5                    12.5

Category E
BBB- / Baa3                  70.0                    17.5

Category F
Lower than BBB- /Baa3       100.0                    25.0

                  For purposes of determining the Applicable Rate, (A) if either Moody's or S&P shall not have in effect a relevant Rating (other than by reason of the circumstances referred to in clause (C) of this definition), then the Rating assigned by the other rating agency shall be used; (B) if the relevant Ratings assigned by Moody's and S&P shall fall within different Categories, the Applicable Rate shall be based on the higher of the two Ratings unless one of the two Ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two ratings; (C) if either rating agency shall cease to assign a relevant Rating solely because TWE (or, at any time after Moody's or S&P has assigned a rating to the senior unsecured long-term debt of TWC, TWC) elects not to participate or otherwise cooperate in the ratings process of such rating agency, the Applicable Rate shall not be less than that in effect immediately before such rating agency's Rating for such Borrower became unavailable; and (D) if the relevant Ratings assigned by Moody's or S&P shall be changed (other than as a result of a change in the rating system of Moody's or S&P, but including as a result of the announcement of an initial Rating with respect to TWC's senior unsecured long-term debt), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, TWC and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency, and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation; provided that, if TWC elects to extend the Maturity Date of the Loans outstanding on the Commitment Termination Date pursuant to Section 2.09(f), each of the applicable rates per annum set forth above in Basis Points under the caption "Eurodollar Loan Spread" shall be increased by 25 Basis Points for the period that such Loans remain outstanding subsequent to the Initial Maturity Date.

                  "Arrangers" means J.P. Morgan Securities Inc. and Citigroup Global Markets Inc.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in substantially the form of Exhibit A.

                  "Availability Period" means the period from and including the Effective Date to but excluding the Commitment Termination Date.

                  "Basis Point" means 1/100th of 1%.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States.

                  "Borrower" means each of TWC and TWE.

                  "Borrowing" means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

                  "Borrowing Request" means a request by a Borrower for a Borrowing in accordance with Section 2.03.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Capital Stock" means, with respect to any Person, any and all shares, partnership interests or other equivalents (however designated and whether voting or non-voting) of such Person's equity, whether outstanding on the date hereof or hereafter issued, and any and all equivalent ownership interests in a Person (other than a corporation) and any and all rights, warrants or options to purchase or acquire or exchangeable for or convertible into such shares, partnership interests or other equivalents.

                  "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) that (i) have maturities of not more than six months from the date of acquisition thereof or (ii) are subject to a repurchase agreement with an institution described in clause (b)(i) or (ii) below exercisable within six months from the date of acquisition thereof, (b) U.S. Dollar-denominated and Eurodollar time deposits, certificates of deposit and bankers' acceptances of (i) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (ii) any bank whose short-term commercial paper rating from S&P is at least A-2 or the equivalent thereof, from Moody's is at least P-2 or the equivalent thereof or from Fitch is at least F-2 or the equivalent thereof (any such bank, an "Approved Lender"), in each case with maturities of not more than six months from the date of acquisition thereof, (c) commercial paper and variable and fixed rate notes issued by any Lender or Approved Lender or by the parent company of any Lender or Approved Lender and commercial paper, auction rate notes and variable rate notes issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's or at least F-2 or the equivalent thereof by Fitch, and in each case maturing within six months after the date of acquisition thereof, (d) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (e) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition, (f) tax-exempt commercial paper of U.S. municipal, state or local governments rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's or at least F-2 or the equivalent thereof by Fitch and maturing within six months after the date of acquisition thereof, (g) shares of money market mutual or similar funds sponsored by any registered broker dealer or mutual fund distributor, (h) repurchase obligations entered into with any bank meeting the qualifications of clause (b) above or any registered broker dealer whose short-term commercial paper rating from S&P is at least A-2 or the equivalent thereof or from Moody's is at least P-2 or the equivalent thereof or from Fitch is at least F-2 or the equivalent thereof, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government or residential whole loan mortgages, and (i) demand deposit accounts maintained in the ordinary course of business.

                  "Change in Control" means (a) a Person or "group" (within the meaning of Section 13(d) and 14(d) of the Exchange Act) other than Time Warner and/or its Subsidiaries acquiring or having beneficial ownership (it being understood that a tender of shares or other equity interests shall not be deemed acquired or giving beneficial ownership until such shares or other equity interests shall have been accepted for payment) of securities (or options to purchase securities) having a majority or more of the ordinary voting power of TWC (including options to acquire such voting power), (b) persons who are directors of TWC as of the date hereof or persons designated or approved by such directors ceasing to constitute a majority of the board of directors of TWC, or
(c) TWC ceasing to own and control of record and beneficially securities (or options to purchase securities) representing at least 51% of the ordinary voting power of TWE (including options to acquire such voting power).

                  "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive of any Governmental Authority made or issued after the date of this Agreement.

                  "Co-Documentation Agents" has the meaning set forth in the preamble hereto.

                  "Co-Syndication Agents" has the meaning set forth in the preamble hereto.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Commitment" means, with respect to each Lender, the commitment of such Lender to make Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 or Section 2.18 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender's Commitment as of the Effective Date is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable.

                  "Commitment Termination Date" means the earlier of (a) the Business Day immediately preceding the first anniversary of the Effective Date and (b) the date on which the Commitments shall terminate in their entirety in accordance with the provisions of this Agreement.

                  "Commitment Utilization Percentage" means on any day the percentage equivalent to a fraction (a) the numerator of which is the sum of the aggregate outstanding Revolving Credit Exposure of the Lenders under both of the Revolving Facilities (as modified or replaced from time to time) then in effect in the aggregate, and (b) the denominator of which is the sum of the aggregate amount of the Commitments of the Lenders then in effect under both of the Revolving Facilities (as modified or replaced from time to time) then in effect in the aggregate; provided that on any day subsequent to the Initial Maturity Date if TWC has delivered a Term Out Notice pursuant to Section 2.09(f), the aggregate amount of the Commitments of the Lenders under this Agreement for purposes of this definition shall be the aggregate amount of the outstanding Revolving Credit Exposure of the Lenders on the date of calculation.

                  "Companies" means each of the Borrowers and their respective Restricted Subsidiaries, collectively; and "Company" means any of them.

                  "Conduit Lender" means any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument, subject to the consent of TWC (which consent shall not be unreasonably withheld); provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 2.14, 2.15, 2.16 or
9.03 than the designating Lender would have been entitled to receive in respect of the Loans made by such Conduit Lender or (b) be deemed to have any Commitment. The making of a Loan by a Conduit Lender hereunder shall utilize the Commitment of a designating Lender to the same extent, and as if, such Loan were made by such designating Lender.

                  "Consolidated EBITDA" means, for any period, Consolidated Net Income of TWC and its Restricted Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income of TWC and its Restricted Subsidiaries for such period, the sum of (a) income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense (excluding amortization of film inventory that does not constitute amortization of purchase price amortization), (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs (excluding amortization of film inventory that does not constitute amortization of purchase price amortization), (e) any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), and (f) minority interest expense in respect of preferred stock of Subsidiaries of TWC, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income and (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), all as determined on a consolidated basis.

                  "Consolidated Interest Coverage Ratio" means, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

                  "Consolidated Interest Expense" means, for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of TWC and its Restricted Subsidiaries for such period with respect to all outstanding Indebtedness of TWC and its Restricted Subsidiaries (other than the amount amortized during such period in respect of all fees paid in connection with the incurrence of such Indebtedness), such expense to be determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Leverage Ratio" means, as at the last day of any period, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for such period.

                   "Consolidated Net Income" means, for any period, the consolidated net income (or loss) of TWC and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded, without duplication (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of TWC or is merged into or consolidated with TWC or any of its Subsidiaries or that such Person's assets are acquired by TWC or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Restricted Subsidiary) in which TWC or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by TWC or its Restricted Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of TWC to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement or instrument (other than any Credit Document), judgment, decree, order, statute, rule, governmental regulation or other requirement of law applicable to such Subsidiary; provided that the income of any Subsidiary of TWC shall not be excluded by reason of this clause (c) so long as such Subsidiary guarantees the Obligations.

                  "Consolidated Total Assets" means, at any date, all amounts that would, in conformity with GAAP, be included on a consolidated balance sheet of TWC and its Subsidiaries under total assets at such date; provided that such amounts shall be calculated in accordance with Section 1.04.

                  "Consolidated Total Debt" means, at any date, the aggregate principal amount of Indebtedness of TWC and its Restricted Subsidiaries minus
(a) the aggregate principal amount of any such Indebtedness that is payable either by its terms or at the election of the obligor in equity securities of TWC or the proceeds of options in respect of such equity securities and (b) the aggregate amount of cash and Cash Equivalents held by TWC or any of its Restricted

Subsidiaries in excess of $25,000,000, all determined on a consolidated basis in accordance with GAAP.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                  "Copyright Liens" means any Liens granted by any Borrower or any of its Subsidiaries on copyrights relating to movies or other programming, which movies or other programming are subject to one or more contracts entitling such Borrower or Subsidiary to future payments in respect of such movies or other programming and which contractual rights to future payments are to be transferred by such Borrower or Subsidiary to a special purpose Subsidiary of such Borrower or Subsidiary organized for the purpose of monetizing such rights to future payments, provided that such Liens (a) are granted directly or indirectly for the benefit of the special purpose Subsidiary and/or the Persons who purchase such contractual rights to future payments from such special purpose Subsidiary and (b) extend only to the copyrights for the movies or other programming subject to such contracts for the purpose of permitting the completion, distribution and exhibition of such movies or other programming.

                  "Credit Documents" means this Agreement, the Guarantees and each Note.

                  "Credit Parties" means the Borrowers and the Supplemental Guarantors; and "Credit Party" means any of them.

                  "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Defaulting Lender" means any Lender which fails to make any Loan required to be made by it in accordance with the terms and conditions of this Agreement.

                  "Dollars" or "$" refers to lawful money of the United States.

                  "Effective Date" means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02), which date is December 9, 2003.

                  "Environmental Law" means all applicable and binding laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, or agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (a) a violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) the exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means, with respect to any Borrower, any trade or business (whether or not incorporated) that, together with such Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA Event" means (a) any "reportable event," as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or in Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower or any of its ERISA Affiliates of any unfunded liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a Plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (g) the receipt by any Borrower or any ERISA Affiliate of any notice concerning the imposition on such entity of Withdrawal Liability or a determination that a Multiemployer Plan with respect to which such entity is obligated to contribute or is otherwise liable is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; or (h) the occurrence, with respect to a Plan or a Multiemployer Plan, of a nonexempt "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in liability to a Borrower.

                  "Eurodollar" when used in reference to any Loan or Borrowing, refers to a Loan, or the Loans comprising such Borrowing, bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Event of Default" has the meaning assigned to such term in
Article VII.

                  "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

                  "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction described in clause (a) above, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by TWC under Section 2.18(b)), any withholding tax that
(i) is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or designates a new lending office or (ii) is attributable to such Foreign Lender's failure or inability to comply with
Section 2.16(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of such designation of a new lending office or assignment, to receive additional amounts from such Credit Party with respect to such withholding tax pursuant to Section 2.16(a) and (d) in the case of a Lender that is a U.S. Person, any withholding tax that is attributable to the Lender's failure to comply with Section 2.16(f).

                  "Existing 364-Day Agreement" means the Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among TWC, TWE, the lenders referred to therein, Bank of America, N.A. and Citibank, N.A., as co-syndication Agents, ABN AMRO Bank N.V. and BNP Paribas, as co-documentation Agents, and JPMorgan Chase Bank, as administrative agent, as amended, supplemented or otherwise modified from time to time.

                  "Existing Term Loan Agreement" means the Term Loan Agreement, dated as of March 31, 2003, among TWC, the lenders party thereto and Citicorp North America, Inc. and Deutsche Bank, AG, New York Branch, as co-administrative agents thereunder, as amended, supplemented or otherwise modified from time to time.

                  "Extended Maturity Date" means the date that is the first anniversary of the Initial Maturity Date.

                  "Facilities" means the credit facilities extended pursuant to this Agreement, the Five-Year Credit Agreement and the Three-Year Credit Agreement.

                  "Facility Fee" has the meaning assigned to such term in
Section 2.11(a).

                  "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next Basis Point) of the rates on overnight Federal funds transactions with members of the United States Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next Basis Point) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Financial Officer" means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person.

                  "Fitch" means Fitch, Inc.

                  "Five-Year Credit Agreement" means the Five-Year Credit Agreement, dated as of the date hereof, among TWC, TWE, the lenders referred to therein, Citicorp North America, Inc. and Deutsche Bank AG, New York Branch, as co-syndication agents, ABN AMRO Bank N.V. and BNP Paribas, as co-documentation agents and JPMorgan Chase Bank, as administrative agent.

                  "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the applicable Borrower is located. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "Franchise" means, with respect to any Person, a franchise, license, authorization or right to construct, own, operate, manage, promote, extend or otherwise utilize any cable television distribution system operated or to be operated by such Person or any of its Subsidiaries granted by any Governmental Authority, but shall not include any such franchise, license, authorization or right that is incidentally required for the purpose of installing, constructing or extending a cable television system.

                  "GAAP" means generally accepted accounting principles in the United States.

                  "Governmental Authority" means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guarantees" means, collectively, the Primary Guarantee and the Supplemental Guarantee.

                  "Guarantee Obligations" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided, that the term Guarantee Obligations shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Guaranteed Percentage" means with respect to any Supplemental Guarantor, the percentage of the Obligations of TWE being guaranteed by such Supplemental Guarantor, with the Guaranteed Percentage of each Supplemental Guarantor being as follows: Warner Communications Inc.: 59.27%; American Television and Communications Corporation: 40.73%; provided that the Guaranteed Percentage of any Supplemental Guarantor may be changed by TWE from time to time by written notice to the Administrative Agent in connection with the merger or consolidation of such Supplemental Guarantor; provided further that at all times the sum of the Guaranteed Percentages of all Supplemental Guarantors shall equal 100%.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (but not including synthetic or operating leases), (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business and payment obligations of such Person pursuant to agreements entered into in the ordinary course of business, which payment obligations are contingent on another Person's satisfactory provision of services or products), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (other than Copyright Liens or Liens on interests or Investments in Unrestricted Subsidiaries) on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (but only to the extent of the lesser of the fair market value of the property subject to such Lien and the amount of such Indebtedness), (g) all Guarantee Obligations of such Person with respect to Indebtedness of others (except to the extent that such Guarantee Obligation guarantees Indebtedness of a Restricted Subsidiary), (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit (but only to the extent of all drafts drawn thereunder) and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. Notwithstanding the foregoing, Indebtedness shall not include (i) any obligation of such Person to guarantee performance of, or enter into indemnification agreements with respect to, obligations, entered into in the ordinary course of business, under any and all Franchises, leases, performance bonds, franchise bonds and obligations to reimburse drawings under letters of credit issued in lieu of performance or franchise bonds or (ii) obligations to make Tax Distributions. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other contractual relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes.

                  "Initial Maturity Date" means the Business Day immediately preceding the first anniversary of the Effective Date.

                  "Interest Election Request" means a request by a Borrower to convert or continue a Borrowing in accordance with Section 2.07.

                  "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

                  "Interest Period" means with respect to any Eurodollar Borrowing the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is (a) one, two, three or six months (or, with the consent of each Lender, a shorter period) thereafter, as the applicable Borrower may elect or (b) one month thereafter, if the applicable Borrower has made no election, provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to such a Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Investment" by any Person means any direct or indirect (a) loan, advance or other extension of credit or contribution to any other Person (by means of transfer of cash or other property to others, payments for property or services for the account or use of others, mergers or otherwise), (b) purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities (including any option, warrant or other right to acquire any of the foregoing) or evidences of Indebtedness issued by any other Person (whether by merger, consolidation, amalgamation or otherwise and whether or not purchased directly from the issuer of such securities or evidences of Indebtedness), (c) purchase or acquisition (in one transaction or a series of transactions) of any assets of any other Person constituting a business unit and (d) all other items that would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP. Investments shall exclude extension of trade credit and advances to customers and suppliers to the extent made in the ordinary course of business and in accordance with customary industry practice.

                  "Lender Affiliate" means, (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

                  "LIBO Rate" means, with respect to any Eurodollar Borrowing denominated in Dollars for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate per annum

(rounded upwards, if necessary, to the next Basis Point) equal to the arithmetic average of the rates at which deposits in Dollars approximately equal in principal amount to $5,000,000 and for a maturity comparable to such Interest Period are offered with respect to any Eurodollar Borrowing to the principal London offices of the Reference Banks (or, if any Reference Bank does not at the time maintain a London office, the principal London office of any Affiliate of such Reference Bank) in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period and; provided, however, that, if only two Reference Banks notify the Administrative Agent of the rates offered to such Reference Banks (or any Affiliates of such Reference Banks) as aforesaid, the LIBO Rate with respect to such Eurodollar Borrowing shall be equal to the arithmetic average of the rates so offered to such Reference Banks (or any such Affiliates).

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in (including sales of accounts), on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing, but excluding any operating leases) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loans" means the loans made by the Lenders to any Borrower pursuant to this Agreement.

                  "Material Adverse Effect" means a material adverse effect on
(a) the financial condition, business, results of operations, properties or liabilities of TWC and its Restricted Subsidiaries taken as a whole, (b) the ability of any Credit Party to perform any of its material obligations to the Lenders under any Credit Document to which it is or will be a party (except, in the case of any Supplemental Guarantor, as a result of the events described in
Section 9.14) or (c) the rights of or benefits available to the Lenders under any Credit Document.

                  "Material Indebtedness" means Indebtedness (other than the Loans), of any one or more of TWC and its Subsidiaries in an aggregate principal amount exceeding $200,000,000.

                  "Material Subsidiary" means, at any date, each Subsidiary of TWC which, either alone or together with the Subsidiaries of such Subsidiary, meets any of the following conditions:

                  (a) as of the last day of TWC's most recently ended fiscal quarter for which financial statements have been filed with the SEC or furnished to the Administrative Agent pursuant to Section 5.1, the investments of TWC and its Subsidiaries in, or their proportionate share (based on their equity interests) of the book value of the total assets (after intercompany eliminations) of, the Subsidiary in question exceeds 10% of the book value of the total assets of TWC and its consolidated Subsidiaries;

                  (b) for the period of four consecutive fiscal quarters ended on the last day of TWC's most recently ended fiscal quarter for which financial statements have been filed with the SEC or furnished to the Administrative Agent pursuant to Section 5.1, the equity of TWC and its

Subsidiaries in the revenues from continuing operations of the Subsidiary in question exceeds 10% of the revenues from continuing operations of TWC and its consolidated Subsidiaries; or

                  (c) for the period of four consecutive fiscal quarters ended on the last day of TWC's most recently ended fiscal quarter for which financial statements have been filed with the SEC or furnished to the Administrative Agent pursuant to Section 5.1, the equity of TWC and its Subsidiaries in the Consolidated EBITDA of the Subsidiary in question exceeds 10% of the Consolidated EBITDA of TWC.

                  "Maturity Date" means the Initial Maturity Date, provided that if TWC has delivered a Term Out Notice to the Administrative Agent in accordance with Section 2.09(f) the Maturity Date in respect of the Loans (as well as all related interest and fees) subject to such Term Out Notice shall be the Extended Maturity Date.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "Note" means any promissory note evidencing Loans issued pursuant to Section 2.09(e).

                  "Obligations" has the meaning assigned to such term in the Primary Guarantee.

                  "Officer's Certificate" means, with respect to any Person, a certificate executed by the Chief Financial Officer, the Treasurer or the Controller of such Person or such other officer of such Person reasonably acceptable to the Administrative Agent and designated as such in writing to the Administrative Agent by such Person.

                  "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity ---- thereto.

                  "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Primary Guarantee" means (a) the guarantee by TWC of the Obligations of TWE and (b) the guarantee by TWE of the Obligations of TWC, substantially in the form of Exhibit B.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Rating" has the meaning assigned to such term in the definition of "Applicable Rate".

                  "Reference Banks" means JPMorgan Chase Bank, Deutsche Bank AG, New York Branch, and Citicorp North America, Inc. and their respective Affiliates.

                  "Register" has the meaning set forth in Section 9.04(c).

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Required Lenders" means, at any time, Lenders having Commitments representing more than 50% of the sum total of the Commitments at such time, or after the Commitment Termination Date, Lenders having Revolving Credit Exposures representing more than 50% of the sum of the total Revolving Credit Exposures at such time.

                  "Responsible Officer" means, as to any Person, any of the Chief Executive Officer, Chief Legal Officer, Chief Financial Officer, Treasurer or Controller (or any equivalent of the foregoing officers) of such Person.

                  "Restricted Payment" means, as to any Person, any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock or other equity interests of such Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock or other equity interests of such Person or any option, warrant or other right to acquire any such shares of capital stock or other equity interests of such Person.

                  "Restricted Subsidiaries" means, as of any date, all Subsidiaries of TWC that have not been designated as Unrestricted Subsidiaries by TWC pursuant to Section 6.08 or have been so designated as Unrestricted Subsidiaries by TWC but prior to such date have been (or have been deemed to be) re-designated by TWC as Restricted Subsidiaries pursuant to Section 6.08.

                  "Revolving Credit Exposure" means, with respect to any Lender at any time, the outstanding principal amount of such Lender's Loans at such time.

                  "Revolving Facilities" means the credit facilities extended pursuant to this Agreement and the Five-Year Credit Agreement.

                  "S&P" means Standard & Poor's Rating Services.

                  "SEC" means the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

                  "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentage shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held. Unless otherwise qualified, all references to a "Subsidiary" or "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of TWC.

                  "Supplemental Guarantee" means a guarantee by a Supplemental Guarantor of its Guaranteed Percentage of the Obligations of TWE, substantially in the form of Exhibit C.

                  "Supplemental Guarantor" means American Television and Communications Corporation and Warner Communications Inc., in each case so long as such Guarantee remains in effect with respect to such Person.

                  "Tax Distribution" means, with respect to any period, distributions made to any Person by a Subsidiary of such Person on or with respect to income and other taxes, which distributions are not in excess of the tax liabilities that, (i) in the case of a Subsidiary that is a corporation, would have been payable by such Subsidiary on a standalone basis, and (ii) in the case of a Subsidiary that is a partnership, would have been distributed by such Subsidiary to its owners with respect to taxes, and in each case which are calculated in accordance with, and made no earlier than 10 days prior to the date required by, the terms of the applicable organizational document which requires such distribution.

                  "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Term Out Notice" has the meaning assigned to such term in
Section 2.09(f).

                  "Three-Year Credit Agreement" means the Three-Year Credit Agreement, dated as of the date hereof, among TWC, the lenders referred to therein, Citicorp North America, Inc. and Deutsche Bank AG, New York Branch, as co-syndication agents, ABN AMRO Bank N.V. and BNP Paribas, as co-documentation agents and JPMorgan Chase Bank, as administrative agent.

                  "Time Warner" means Time Warner Inc. (formerly known as AOL Time Warner Inc.), a Delaware corporation.

                  "Time Warner 364-Day Agreement" means the 364-Day Credit Agreement, dated as of July 7, 2003, among Time Warner, Time Warner Finance Ireland (formerly known as AOL Time Warner Finance Ireland), a corporation of the Republic of Ireland, the lenders referred to therein, Bank of America, N.A. and Citigroup, N.A., as co-syndication agents, ABN AMRO Bank N.V. and BNP Paribas, as co-documentation agents and JPMorgan Chase Bank, as administrative agent.

                  "Transactions" means (a) the execution, delivery and performance by TWC and TWE of this Agreement and the Primary Guarantee, (b) the execution, delivery and performance by each of the Supplemental Guarantors of the Supplemental Guarantee and (c) the borrowing of Loans.

                  "TWC" has the meaning assigned to such term in the preamble hereto.

                  "TWE" has the meaning assigned to such term in the preamble hereto.

                  "TWEAN" means Time Warner Entertainment/Advance Newhouse Partnership, a New York general partnership.

                  "Type" when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

                  "United States" means the United States of America.

                  "U.S. Person" means a person who is a citizen or resident of the United States and any corporation or other entity created or organized in or under the laws of the United States.

                  "Unrestricted Subsidiary" means, as of any time, all Subsidiaries of TWC that have been designated as Unrestricted Subsidiaries by TWC pursuant to Section 6.08.

                  "Utilization Fee" has the meaning assigned to such term in
Section 2.11(b).

                  "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a "Eurodollar Loan" or an "ABR Loan"). Borrowings also may be classified and referred to by Type (e.g., a "Eurodollar Borrowing" or an "ABR Borrowing").

                  SECTION 1.03.Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words, "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word

"shall." Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall, except where the context dictates otherwise, be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if TWC notifies the Administrative Agent that TWC requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies TWC that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                                  The Credits

                  SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to each Borrower in Dollars from time to time during the Availability Period so long as, after giving effect thereto, (i) such Lender's Revolving Credit Exposure will not exceed such Lender's Commitment, and (ii) the sum of the total Revolving Credit Exposures will not exceed the sum total of the Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower may borrow, prepay and reborrow Loans. The Loans may from time to time be Eurodollar Loans or ABR Loans, in each case as determined by the applicable Borrower and notified to the Administrative Agent in accordance with Sections 2.03 and 2.07.

                  SECTION 2.02.Loans and Borrowings. (a) Each Borrowing of Loans shall consist of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder.

                  (b) Subject to Section 2.13, each Borrowing shall be comprised of ABR Loans or Eurodollar Loans as the applicable Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall (i) subject to following clause (ii), not affect the obligation of the Borrower thereof to repay such

                                                                              20
Loan in accordance with the terms of this Agreement and (ii) not create any additional liability of any Borrower in respect of Sections 2.14 or 2.16.

                  (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $20,000,000. At the time that any ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $20,000,000; provided that any ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the sum total of the Commitments. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 15 Eurodollar Borrowings outstanding.

                  (d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request or elect any Interest Period in respect of any Borrowing that would end after the Maturity Date.

                  SECTION 2.03. Requests for Borrowings. To request a Borrowing, a Borrower shall notify the Administrative Agent of such request by telephone in accordance with Schedule 2.03(A). Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by such Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                  (a) the aggregate amount of the requested Borrowing,

                  (b) the date of such Borrowing, which shall be a Business Day;

                  (c) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                  (d) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (e) the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

Notwithstanding anything to the contrary above in this Section 2.03, no such notice shall alter the information set forth on Schedule 2.03(B) unless such notice shall be written. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be deemed an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                  SECTION 2.04. [Intentionally left blank]

                  SECTION 2.05. [Intentionally left blank]

                  SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the applicable Borrower as directed in the applicable Borrowing Request by promptly crediting the amounts so received, in like funds, to an account of the applicable Borrower specified on Schedule 2.03(B) or another account designated in the applicable Borrowing Request.

                  (b) Unless the Administrative Agent shall have received notice from a Lender prior to the time of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the Administrative Agent shall have the right to demand payment from the applicable Lender and/or the applicable Borrower and they each severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Alternate Base Rate, or (ii) in the case of the applicable Borrower, the interest rate that would otherwise apply to such Borrowing. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing and such payment shall absolve any obligation of the applicable Borrower in respect of any demand made under this Section in respect of such Loan.

                  SECTION 2.07. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the applicable Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The applicable Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

                  (b) To make an election pursuant to this Section, the applicable Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section
2.03 if such Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election (as more specifically set forth in Schedule 2.03(A)). Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the applicable Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period, such Borrowing shall be continued as a Eurodollar Borrowing, as the case may be, having a one month Interest Period. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the applicable Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  SECTION 2.08. Termination and Reduction of Commitments. The Commitments shall terminate on the Commitment Termination Date.

                  (a) TWC may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $10,000,000 and (ii) TWC shall not terminate or reduce the Commitments if, after giving effect thereto and to any concurrent prepayment of the Loans in accordance with Section 2.10, the sum of the Revolving Credit Exposures would exceed the total Commitments.

                  (b) TWC shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (a) of this Section at least one Business Day prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by TWC pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by TWC may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by TWC (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

                  SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan made to such Borrower on the Maturity Date.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the applicable Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans made by it be evidenced by a Note. In such event, each Borrower shall execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent and reasonably acceptable to the Borrowers. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more Notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  (f) TWC may elect to extend the Maturity Date of all or any portion of Loans outstanding on the Initial Maturity Date to the date that is the first anniversary of the Initial Maturity Date by giving written notice (the "Term Out Notice") of such election to the Administrative Agent at least five days prior to the Initial Maturity Date.

                  SECTION 2.10. Prepayment of Loans. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section.

                  (b) The Borrower that desires to make a prepayment shall notify the Administrative Agent by telephone (confirmed by facsimile) of any prepayment hereunder in accordance with Schedule 2.03(A). Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing hereunder shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

                  SECTION 2.11. Fees. (a) The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the account of each Lender a facility fee (a "Facility Fee") which shall accrue at the Applicable Rate on the average daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the Effective Date to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such Facility Fee shall continue to accrue on the average daily amount of such Lender's Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued Facility Fees shall be payable in arrears on the last day of March, June, September and December of each year and on the Maturity Date (or such earlier date after the Commitment Termination Date on which the Loans are repaid in full), commencing on the first such date to occur after the date hereof. All Facility Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (b) The Borrowers agree, jointly and severally, to pay to the Administrative Agent, for the account of each Lender, during the period from and including the Effective Date to but excluding the date on which the Commitments terminate and the Revolving Credit Exposures of all the Lenders are paid or extinguished in full, a utilization fee (a "Utilization Fee") which shall accrue, with respect to any day, (a) that the Commitment Utilization Percentage is greater than 33% but less than or equal to 66%, at the rate of 0.0625% per annum on such Lender's Revolving Credit Exposure and (b) that the Commitment Utilization Percentage is greater than 66% at the rate of 0.125% per annum on such Lender's Revolving Credit Exposure. Accrued Utilization Fees shall be payable in arrears on the last day of March, June, September and December of each year, on the Maturity Date and on any date thereafter on which the Revolving Credit Exposures of all the Lenders are paid or extinguished in full, commencing on the first such date to occur after the date hereof. All Utilization Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) [Intentionally left blank]

                  (d) The Borrowers agree, jointly and severally, to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between TWC and the Administrative Agent.

                  (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of Facility Fees and Utilization Fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances absent manifest error in the calculation and/or payment thereof.

                  SECTION 2.12. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate.

                  (b) The Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                  (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided above.

                  (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion and (iv) all accrued interest shall be payable upon the Maturity Date (or, if the Commitments are terminated in their entirety in accordance with the provisions of this Agreement prior to the Initial Maturity Date, on the Commitment Termination Date).

                  (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). The Alternate Base Rate, Adjusted LIBO Rate and LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.13. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining for such Interest Period the Adjusted LIBO Rate; or

                  (b) the Administrative Agent is advised by the Required Lenders that for such Interest Period the Adjusted LIBO Rate will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the applicable Borrowers and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the applicable Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and any such Borrowing referred to in such Interest Election Request shall, unless repaid by the applicable Borrower, be converted to (as of the last day of the then current Interest Period), or maintained as, an ABR Borrowing, as the case may be (to the extent, in the Administrative Agent's reasonable determination, it is practicable to do so), and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall, unless otherwise rescinded by the applicable Borrower, be made as an ABR Loan (to the extent, in the Administrative Agent's reasonable determination, it is practicable to do
so), and if the circumstances giving rise to such notice affect fewer than all Types of Borrowings, then the other Types of Borrowings shall be permitted.

                  SECTION 2.14. Increased Costs. (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the applicable Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs actually incurred or reduction actually suffered.

                  (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of the Commitment or the Loans made by such Lender, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the applicable Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction actually suffered in respect of the Commitment or Loans made by such Lender hereunder.

                  (c) A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the applicable Borrowers and shall be conclusive absent manifest error. The applicable Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the applicable Borrowers shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions unless a Lender gives notice to the applicable Borrowers that they are obligated to pay an amount under this Section within six months after the later of (i) the date the Lender incurs such increased costs, reduction in amounts received or receivable or reduction in return on capital or (ii) the date such Lender has actual knowledge of its incurrence of such increased cost, reduction in amounts received or receivable or reduction in return on capital; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

                  Notwithstanding any other provision of this Section 2.14, no Lender shall demand compensation for any increased costs or reduction referred to above if it shall not be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any (it being understood that this sentence shall not in any way limit the discretion of any Lender to waive the right to demand such compensation in any given case).

                  SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.10(b) and is revoked in accordance herewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by a Borrower pursuant to
Section 2.18, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit in Dollars equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for deposits in Dollars from other banks in the Eurodollar market at the commencement of such period. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.16. Taxes. (a) Any and all payments by or on account of any obligation of each Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if such Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) Each Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable by such Borrower under this Section unless such amounts have been included in any amount paid pursuant to the proviso to Section 2.16(a)) paid by the Administrative Agent, or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to such Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

                  (c) If a Lender or the Administrative Agent receives a refund in respect of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section 2.16, it shall within 30 days from the date of such receipt pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 2.16 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund, as determined by such Lender in its reasonable discretion), net of all out-of-pocket expenses of such Lender or the Administrative Agent and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided that such Borrower, upon the request of such Lender or the Administrative Agent, agrees to repay the amount paid over to such Borrower (plus penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender or the Administrative Agent in the event such Lender or the Administrative Agent is required to repay such refund to such Governmental Authority.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by such Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

                  (f) Any Lender that is a U.S. Person shall deliver to TWC (with a copy to the Administrative Agent) a statement signed by an authorized signatory of the Lender that it is a U.S. Person and, if necessary to avoid United States backup withholding, a duly completed and signed Internal Revenue Service Form W-9 (or successor form) establishing that such Lender is organized under the laws of the United States and is not subject to United States backup withholding.

                  (g) Nothing in this Section shall be construed to require any Lender to disclose any confidential information regarding its tax returns or affairs.

                  SECTION 2.17. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to 1:00 p.m., New York time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date shall, unless the Administrative Agent is able to distribute such amounts to the applicable Lenders on such date, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent in New York at the offices for the Administrative Agent set forth in Section 9.01, except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient in like funds promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder, whether such payments are made in respect of principal, interest or fees or other amounts payable hereunder, shall be made in Dollars.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due from any Borrower hereunder, such funds shall be applied (i) first, to pay interest and fees then due from such Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal, then due from such Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

                  (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon owing by the Borrowers than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders owing from the Borrowers to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans other than to any Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

                  (d) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due from such Borrower to the Administrative Agent for the account of the Lenders hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

                  (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06(b) or 2.17(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender from or on behalf of any Borrower or otherwise in respect of the Obligations to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.18. Mitigation Obligations; Replacement of Lenders.
(a) If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. Such Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender becomes a Defaulting Lender hereunder, then TWC may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) TWC shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will be made to a Lender reasonably expected to result in a reduction in the compensation or payments to be paid by the Borrowers pursuant to such sections. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling TWC to require such assignment and delegation cease to apply.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Each Borrower represents and warrants (as to itself and its Restricted Subsidiaries) to the Lenders that:

                  SECTION 3.01. Organization; Powers. Such Borrower, each Restricted Subsidiary and each Supplemental Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 3.02. Authorization; Enforceability. The Transactions are within each Credit Party's corporate or partnership (as the case may be) powers and have been duly authorized by all necessary corporate or partnership (as the case may be) and, if required, stockholder or partner action of such Credit Party. Each Credit Document (other than each Note) has been, and each Note when delivered hereunder will have been, duly executed and delivered by each Credit Party party thereto. Each Credit Document (other than each Note) constitutes, and each Note when delivered hereunder will be, a legal, valid and binding obligation of each Credit Party party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate (i) any applicable law or regulation or (ii) the charter, by-laws, partnership agreements or other organizational documents of any Credit Party or any Restricted Subsidiary or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Credit Party or any Restricted Subsidiary or its assets, or give rise to a right thereunder to require any payment to be made by any Credit Party or any Restricted Subsidiary and (d) will not result in the creation or imposition of any Lien on any asset of any Credit Party or any Restricted Subsidiary; except, in each case (other than clause (b)(ii) with respect to any Borrower), such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.04. Financial Condition; No Material Adverse Change.
(a) The audited consolidated balance sheet and statements of operations, stockholders equity and cash flows (including the notes thereto) of TWC and its consolidated Subsidiaries as of and for the twelve months ended December 31, 2002, reported on by Ernst & Young LLP, independent accountants, copies of which have heretofore been furnished to each Lender, present fairly, in all material respects, the financial position and results of operations and cash flows of TWC and its consolidated Subsidiaries, as of such date and for such period, in accordance with GAAP.

                  (b) The unaudited pro forma consolidated balance sheet of TWC and its consolidated Subsidiaries as at June 30, 2003 (including the notes thereto) (the "Pro Forma Balance Sheet") and the unaudited pro forma statements of operations, stockholders equity and cash flows of TWC and its consolidated Subsidiaries for the six-month period ended June 30, 2003 (the "Pro Forma Income Statements"), copies of which have heretofore been furnished to each Lender, have been prepared giving effect to the consummation of the restructuring of TWE that occurred on March 31, 2003 (as if such events had occurred on the first day of such six-month period, in the case of the Pro Forma Income Statements). The Pro Forma Balance Sheet and the Pro Forma Income Statements have been prepared based on the best information available to TWC as of the date of delivery thereof, and present fairly, in all material respects, the pro forma estimated
(i) financial position of TWC and its consolidated Subsidiaries as at June 30, 2003 and (ii) results of operations and cash flows of TWC and its consolidated Subsidiaries for the six-month period ending June 30, 2003.

                  (c) Since December 31, 2002 there has been no material adverse change in the business, assets, operations or financial condition of TWC and its consolidated Subsidiaries, taken as a whole.

                  SECTION 3.05. Properties. (a) Such Borrower and each of its Restricted Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property, except for defects in title or interests that could not reasonably be expected to result in a Material Adverse Effect.

                  (b) Such Borrower and each of its Restricted Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by such Borrower or any of its Restricted Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of such Borrower, threatened against or affecting such Borrower or any of its Restricted Subsidiaries (i) which could reasonably be expected to be adversely determined and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement or the Transactions.

                  (b) Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (x) neither such Borrower nor any of its Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability or (iii) has received notice of any claim with respect to any Environmental Liability and (y) such Borrower has no knowledge of any basis for any Environmental Liability on the part of any of its Restricted Subsidiaries.

                  SECTION 3.07. Compliance with Laws and Agreements. Such Borrower and each of its Restricted Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Event of Default has occurred and is continuing.

                  SECTION 3.08. Government Regulation. Neither such Borrower nor any of its Restricted Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, or (c) is subject to any other statute or regulation which regulates the incurrence of indebtedness for borrowed money, other than, in the case of this clause (c), Federal and state securities laws and as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.09. Taxes. Such Borrower and each of its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it or as part of the consolidated group of which it is a member, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.11. Disclosure. As of the date hereof, all information heretofore or contemporaneously furnished by or on behalf of such Borrower or any of its Restricted Subsidiaries (including all information contained in the Credit Documents, the Confidential Memorandum dated October 2003 and the annexes, schedules and other attachments thereto but not including any projected financial statements), when taken together with the reports and other filings with the SEC made under the Exchange Act by Time Warner since December 31, 2002, is, and all other such information hereafter furnished, including all information contained in any of the Credit Documents, including any annexes or schedules thereto, by or on behalf of such Borrower or any of its Restricted Subsidiaries to or on behalf of any Lender is and will be (as of their respective dates and the Effective Date), true and accurate in all material respects and not incomplete by omitting to state a material fact to make such information not misleading at such time. There is no fact of which any Borrower is aware which has not been disclosed to the Lenders in writing pursuant to the terms of this Agreement prior to the date hereof and which, singly or in the aggregate with all such other facts of which any Borrower is aware, could reasonably be expected to result in a Material Adverse Effect. All statements of fact and representation concerning the present business, operations and assets of such Borrower or any of its Subsidiaries, the Credit Documents and the transactions referred to therein are true and correct in all material respects.

                                   ARTICLE IV

                                   Conditions

                  SECTION 4.01. Effective Date. This Agreement and the obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

                  (a) Credit Documents. The Administrative Agent (or its counsel) shall have received (i) this Agreement executed and delivered by each party hereto, (ii) the Primary Guarantee, executed and delivered by each Borrower and (iii) the Supplemental Guarantee, executed and delivered by each Supplemental Guarantor.

                  (b) Opinion of Counsel. The Administrative Agent shall have received the favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Cravath, Swaine & Moore LLP, counsel for the Credit Parties and (ii) in-house counsel to the Credit Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent. The Borrowers hereby request such counsel to deliver such opinions.

                  (c) Closing Certificate. The Administrative Agent shall have received a certificate from each Credit Party, in form and substance reasonably satisfactory to the Administrative Agent, dated the Effective Date and signed by the president, a vice president, a financial officer or an equivalent officer of such Credit Party, including, in the case of each Borrower, confirmation of compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

                  (d) Existing Facilities. On or before the Effective Date, (i) TWE shall have complied with the requirements of paragraphs (b) and (c) of Section 5.01 of the Existing 364-Day Agreement with respect to the fiscal quarter ended September 30, 2003, (ii) all Indebtedness outstanding under the Existing 364-Day Agreement and the Existing Term Loan Agreement shall have been repaid or concurrently repaid with the proceeds of Loans hereunder or loans under the other Facilities on the Effective Date, together with all interest thereon and other amounts owing in respect thereof, all commitments thereunder shall have been cancelled and such agreements shall have been terminated in accordance with their terms and (iii) commitments under the Time Warner 364-Day Agreement shall have been permanently reduced to $1,500,000,000 in accordance with the terms thereof, it being agreed that such commitment reduction may be conditioned on the effectiveness of the Facilities.

                  (e) Fees. Each Borrower shall have paid all fees required to be paid on or before the Effective Date by such Person in connection with the revolving credit facilities provided for in this Agreement.

                  (f) Authorizations, etc. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of the Transactions and any other legal matters relating to the Credit Parties, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, is subject to the satisfaction of the following conditions:

                  (a) The representations and warranties of each Borrower set forth in the Credit Documents (other than those set forth in Sections 3.04(c), 3.06 and 3.10 on any date other than the Effective Date) shall be true and correct in all material respects on and as of the date of such Borrowing.

                  (b) At the time of and immediately after giving effect to such Borrowing no Default or Event of Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by each Borrower on the date thereof as to the applicable matters specified in paragraphs (a) and (b) of this Section.

                                   ARTICLE V

                              AFFIRMATIVE COVENANTS

                  Until all the Commitments have expired or been terminated and the principal of and interest on each Loan, all fees payable hereunder and all other Obligations shall have been paid in full (but with respect to such other Obligations only to the extent that actual amounts hereunder are owing at the time the Loans, together with interest and fees, have been paid in full), each Borrower (for itself and its Restricted Subsidiaries) covenants and agrees with the Lenders that:

                  SECTION 5.01. Financial Statements and Other Information. TWC will furnish to the Administrative Agent at its New York office (who will distribute copies to each Lender):

                  (a) within 105 days after the end of each fiscal year of TWC, TWC's audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year and TWC's unaudited Adjusted Financial Statements for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and, (i) in the case of the audited financial statements, reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of TWC and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and (ii) in the case of the Adjusted Financial Statements, certified by one of TWC's Financial Officers as presenting fairly in all material respects the financial condition and results of operations of TWC and its consolidated Restricted Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; provided that, so long as no Event of Default has occurred and is continuing, TWC shall not be required to furnish Adjusted Financial Statements for any fiscal year if all Unrestricted Subsidiaries of TWC (other than any such Unrestricted Subsidiaries that are already treated as equity investments on TWC's financial statements) on a combined basis would not have constituted a Material Subsidiary for such fiscal year;

                  (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of TWC, TWC's consolidated balance sheet and related statements of operations, stockholders' equity and cash flows and TWC's Adjusted Financial Statements as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of TWC's Financial Officers as presenting fairly in all material respects the financial condition and results of operations of TWC and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; provided that, so long as no Event of Default has occurred and is continuing, TWC shall not be required to furnish Adjusted Financial Statements for any fiscal quarter if all Unrestricted Subsidiaries of TWC (other than any such Unrestricted Subsidiaries that are already treated as equity investments on TWC's financial statements) on a combined basis would not have constituted a Material Subsidiary for such fiscal quarter;

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of TWC (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.01, 6.02(a) and 6.03(a) and (i) and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04, which has not been previously disclosed by TWC pursuant to this Section 5.01(c)(iii), and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) concurrently with the delivery of any financial statements of TWE to any holder of Material Indebtedness of TWE, copies of such financial statements, together with any certification of such financial statements required to be delivered concurrently with such statements by the terms of such Indebtedness (provided that such certificate shall be addressed to the Administrative Agent);

                  (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Company with the SEC or with any national securities exchange, or distributed by any Company to its security holders generally, as the case may be (other than registration statements on Form S-8, filings under Sections 16(a) or 13(d) of the Exchange Act and routine filings related to employee benefit plans); and

                  (f) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of TWC or any of its Subsidiaries, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request (it being understood that TWC and such Subsidiaries shall not be required to provide any information or documents which are subject to confidentiality provisions the nature of which prohibit such disclosure).

                  Information required to be delivered pursuant to paragraphs
(a), (b), (c) and (e) shall be deemed to have been delivered on the date on which TWC provides notice to the Administrative Agent, or as the case may be the Administrative Agent gives notice to the Lenders, that such information has been posted on a Borrower's website on the internet at the website address listed on the signature pages of such notice, at www.sec.gov or at another website identified in such notice and accessible by the Lenders without charge; provided that TWC shall deliver paper copies of the reports and financial statements referred to in paragraphs (a), (b), (c) and (e) of this Section 5.01 to the Administrative Agent or any Lender who requests TWC to deliver such paper copies until written notice to cease delivering paper copies is given by the Administrative Agent or such Lender.

                  SECTION 5.02. Notices of Material Events. Such Borrower will furnish to the Administrative Agent (who will distribute copies to the Lenders) prompt written notice of the following, upon any such event becoming known to any Responsible Officer of such Borrower:

                  (a) the occurrence of any Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting such Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability to such Borrower and its Subsidiaries in an aggregate amount exceeding $200,000,000; and

                  (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of such Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  SECTION 5.03. Existence; Conduct of Business. Such Borrower will, and will cause each of its Restricted Subsidiaries which are Material Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.04.

                  SECTION 5.04. Payment of Obligations. Such Borrower will, and will cause each of its Restricted Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could reasonably be expected to result in a Material Adverse Effect, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.05. Maintenance of Properties; Insurance. Such Borrower will, and will cause each of its Restricted Subsidiaries to, (a) keep and maintain all property material to the conduct of its business (taken as a whole) in good working order and condition, ordinary wear and tear excepted, and
(b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations (it being understood that, to the extent consistent with prudent business practice, a program of self-insurance for first or other loss layers may be utilized).

                  SECTION 5.06. Books and Records; Inspection Rights. Such Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Such Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine its books and records, and to discuss its affairs, finances and condition with its officers and, so long as a representative of TWC is present, or TWC has consented to the absence of such a representative, independent accountants (in each case subject to TWC's or its Restricted Subsidiaries' obligations under applicable confidentiality provisions), all at such reasonable times and as often as reasonably requested.

                  SECTION 5.07. Compliance with Laws. Such Borrower will, and will cause each of its Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.08. Use of Proceeds. The proceeds of the Loans will be used only for general corporate or partnership (as applicable) purposes, including the repayment of indebtedness of existing and future Subsidiaries of TWC and for commercial paper backup. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

                  SECTION 5.09. Fiscal Periods; Accounting. TWC's fiscal year will end on December 31 and its fiscal quarters will end on dates consistent with such fiscal year end.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

                  Until all the Commitments have expired or terminated and the principal of and interest on each Loan, all fees payable hereunder and all other Obligations have been paid in full (but with respect to such other Obligations only to the extent that actual amounts hereunder are owing at the time the Loans, together with interest and fees, have been paid in full), each Borrower covenants and agrees (for itself and its Restricted Subsidiaries) with the Lenders that:

                  SECTION 6.01. Financial Covenants.

                  (a) The Consolidated Leverage Ratio as of the last day of any period of four consecutive fiscal quarters of TWC (commencing with the first fiscal quarter ending after the Effective Date) will not exceed
         5.00 to 1.00; provided that for the purpose of determining the foregoing ratio for the fiscal quarter ending December 31, 2003, Consolidated EBITDA for the relevant period shall be deemed to equal Consolidated EBITDA for the fiscal quarters ending June 30, 2003, September 30, 2003 and December 31, 2003 multiplied by 4/3.

                  (b) The Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of TWC (commencing with the first fiscal quarter ending after the Effective Date) will not be less than
         2.00 to 1.00; provided that for the purpose of determining the foregoing ratio for the fiscal quarter ending December 31, 2003, the Consolidated Interest Coverage Ratio shall be calculated for the three consecutive fiscal quarters of TWC ending December 31, 2003.

                  SECTION 6.02. Indebtedness. Such Borrower will not permit any of its Restricted Subsidiaries (other than TWE) to, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) with respect to all such Restricted Subsidiaries, Indebtedness of up to an aggregate principal amount of $1,000,000,000 at any time outstanding; provided that the aggregate principal amount of Indebtedness of TWEAN permitted by this clause (a) shall not exceed $500,000,000 at any time outstanding;

                  (b) Indebtedness of any such Restricted Subsidiary to TWC or any Subsidiary;

                  (c) Guarantee Obligations of any such Restricted Subsidiary with respect to Indebtedness of a Borrower or any wholly owned Restricted Subsidiary;

                  (d) Indebtedness of any such Restricted Subsidiary incurred to finance the acquisition, construction or improvement of any property, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such property or secured by a Lien on any such property prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that the aggregate principal amount of Indebtedness permitted by this clause
         (d) with respect to any such property shall not exceed 110% of the purchase price for, or the cost of construction or improvement of, such property; and

                  (e) Indebtedness of any Person that becomes a Restricted Subsidiary of TWC after the date hereof; provided that (x) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (y) such Indebtedness does not, directly or indirectly, have recourse (including by way of setoff) to TWC or any of its Restricted Subsidiaries or any asset thereof other than to the Person so acquired and its Subsidiaries and the assets of the Person so acquired and its Subsidiaries.

                  SECTION 6.03. Liens. Such Borrower will not, and will not permit any of its Restricted Subsidiaries, to create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except:

                  (a) any Lien on any property or asset of TWC or any Subsidiary existing on the date hereof; provided, that such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewal and replacements thereof that do not increase the outstanding principal amount thereof and such Liens do not secure an aggregate principal amount of Indebtedness in excess of $200,000,000 or apply to property or assets of TWC and its Restricted Subsidiaries in excess of $200,000,000;

                  (b) any Lien existing on any property or asset prior to the acquisition thereof by TWC or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of TWC or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

                  (c) Liens on property acquired, constructed or improved by TWC or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (d) of Section 6.02, (ii) the Indebtedness secured thereby does not exceed 110% of the cost of acquiring, constructing or improving such property and (iii) such security interests shall not apply to any other property or assets of TWC or any of its Subsidiaries;

                  (d) any Copyright Liens securing obligations specified in the definition thereof;

                  (e) Liens securing Indebtedness of TWC or any Restricted Subsidiary and owing to TWC or to a Restricted Subsidiary;

                  (f) Liens on interests in or investments in any Unrestricted Subsidiary or in any other Person that is not a Subsidiary of TWC securing Indebtedness of such Unrestricted Subsidiary or such other Person;

                  (g) Liens for taxes, assessments or governmental charges or levies not yet due and payable or which are being contested in good faith by appropriate proceedings;

                  (h) Liens incidental to the ordinary conduct of TWC's business or the ownership of its assets which were not incurred in connection with the borrowing of money, such as carrier's, warehousemen's, materialmen's, landlord's and mechanic's liens, and which do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the ordinary course of its business; and

                  (i) other Liens in respect of property or assets of TWC or any Restricted Subsidiary so long as at the time of the securing of any obligations related thereto, the aggregate principal amount of all such secured obligations does not exceed 5% of the Consolidated Total Assets of TWC at such time (it being understood that any Lien permitted under any other clause in this
         Section 6.03 shall not be included in the computation described in this paragraph).

                  SECTION 6.04. Mergers, Etc. Such Borrower will not, and will not permit any of its Restricted Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or a substantial portion of such Borrower's consolidated assets, or all or a substantial portion of the stock of all of its Restricted Subsidiaries, taken as a whole (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, unless (a) at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing and (b) after giving effect to any such transaction, the business, taken as a whole, of such Borrower and its Restricted Subsidiaries shall not have been altered in a fundamental and substantial manner from that conducted by them, taken as a whole, immediately prior to the Effective Date, provided that (i) a Borrower shall not merge into or consolidate with such other Person, unless a Borrower shall survive such consolidation or merger, and (ii) a Borrower shall not liquidate or dissolve except into the other Borrower.

                  SECTION 6.05. Investments. Such Borrower will not, and will not cause or permit any of its Restricted Subsidiaries to, make any Investment (other than any Investment in the ordinary course of the operation of its business) if, before or after giving effect to the commitment thereto on a pro forma basis, an Event of Default shall have occurred and be continuing.

                  SECTION 6.06. Restricted Payments. TWC will not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except TWC may (a) declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock and (b) make Restricted Payments so long as after giving effect to the making of such Restricted Payment, no Event of Default shall have occurred and be continuing on a pro forma basis.

                  SECTION 6.07. Transactions with Affiliates. Such Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any material transaction with any of its Affiliates, except (a) transactions entered into prior to the date hereof or contemplated by any agreement entered into prior to the date hereof, (b) in the ordinary course of business or at prices and on terms and conditions not less favorable to such Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (c) transactions between or among the Borrowers, between or among such Borrower and its Restricted Subsidiaries or between or among Restricted Subsidiaries, (d) any arrangements with officers, directors, representatives or other employees of a Borrower and its Subsidiaries relating specifically to employment as such and (e) transactions that are otherwise permitted by this Agreement.

                  SECTION 6.08. Unrestricted Subsidiaries. (a) Schedule 6.08 sets forth those Subsidiaries that have been designated as Unrestricted Subsidiaries as of the date hereof, which Subsidiaries do not include any Borrower. TWC may designate any other of its Subsidiaries (other than a Borrower) as Unrestricted Subsidiaries from time to time in compliance with the provisions of this Section 6.08. TWC will not designate any of its Subsidiaries as an

Unrestricted Subsidiary unless at the time such Subsidiary is designated as an Unrestricted Subsidiary, before and after giving effect to such designation on a pro forma basis, no Event of Default shall have occurred and be continuing, as certified in an Officers' Certificate delivered to the Administrative Agent at the time of such designation. Such Officers' Certificate also shall state the specific purpose for which such designation is being made. All Subsidiaries of Unrestricted Subsidiaries shall be Unrestricted Subsidiaries.

                  (b) TWC may designate or re-designate any Unrestricted Subsidiary as a Restricted Subsidiary from time to time in compliance with the provisions of this Section 6.08. TWC will not designate or re-designate any Unrestricted Subsidiary as a Restricted Subsidiary, unless at the time such Unrestricted Subsidiary is so designated or re-designated as a Restricted Subsidiary, after giving effect to such designation or re-designation on a pro forma basis, no Event of Default shall have occurred and be continuing, as certified in an Officer's Certificate delivered to the Administrative Agent at the time of such designation or re-designation.

                                  ARTICLE VII

                                EVENTS OF DEFAULT

                  If any of the following events ("Events of Default") shall occur:

                  (a) any Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause
         (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

                  (c) any representation or warranty made or deemed made by or on behalf of any Credit Party in any Credit Document or any amendment or modification thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Credit Document or any amendment or modification thereof, shall prove to have been incorrect in any material respect when made or deemed made;

                  (d) any Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02 or 5.03 (with respect to its existence) or in Article VI;

                  (e) any Credit Party shall fail to observe or perform any covenant, condition or agreement contained in the Credit Documents (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent (given at the request of any Lender) to TWC;

                  (f) any Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material

         Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace periods;

                  (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after giving effect to any applicable grace periods) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

                  (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (i) any Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (j) any Borrower or any Material Subsidiary shall become unable, admit in writing or fail generally to pay its debts as they become due;

                  (k) one or more judgments for the payment of money in an aggregate amount in excess of $200,000,000 shall be rendered against any Borrower, any Material Subsidiary or any combination thereof or any action shall be legally taken by a judgment creditor (whose liquidated judgment, along with those of any other judgment creditor's, exceeds $200,000,000) to attach or levy upon any assets of any Borrower or any Material Subsidiary to enforce any such judgment, and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, vacated or bonded pending appeal;

                  (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events (with respect to which a Borrower has a liability which has not yet been satisfied) that have occurred, could reasonably be expected to result in a Material Adverse Effect;

                  (m) except as otherwise permitted by this Agreement, any Guarantee shall cease, for any reason, to be in full force and effect or any Credit Party shall so assert; or

                  (n) a Change in Control shall occur;

then, and in every such event (other than an event with respect to a Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to TWC, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of any Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; and in case of any event with respect to any Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of any Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.

                                  ARTICLE VIII

                                   THE AGENTS

                  Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

                  Each bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Company or Affiliate thereof as if it were not an Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or, if so specified by this Agreement, all the Lenders), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Company that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or, if so specified by this Agreement, all the Lenders) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by any Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered under any Credit Document or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in the Credit Document, (iv) the validity, enforceability, effectiveness or genuineness of any Credit Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by a proper Person. An initial list of the proper Persons with respect to the Borrowers appears on
Schedule 8. Schedule 8 shall not be altered except in writing by a Person appearing thereon (or by a successor to such Person occupying the equivalent office). The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon so long as such statement, in the case of a Borrowing Request, complies with the requirements of Section 2.03 in all material respects (it being understood that oral notices of borrowing will be confirmed in writing by such Borrower in accordance with Section 2.03). The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor which, so long as no Event of Default is continuing, shall be reasonably acceptable to the Borrowers. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                  The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their Commitments in effect (or at any time after the Commitments have terminated, their Revolving Credit Exposures) on the date on which indemnification is sought under this Article (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitments (or, if the Commitments have terminated earlier, their Revolving Credit Exposures) immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this Article shall survive the payment of the Loans and all other amounts payable hereunder.

                  Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

                  The Co-Syndication Agents and Co-Documentation Agents shall not have any duties or responsibilities under any Credit Document in their capacity as such.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

                  (a) if to a Borrower, to it at 75 Rockefeller Plaza, New York, New York 10019, Attention of Chief Financial Officer (Facsimile No.
         (212) 405-5213), with copies to its General Counsel (Facsimile No.
         (212) 258-3172), and its Treasurer (Facsimile No. (212) 258-3020);

                  (b) if to the Administrative Agent, to JPMorgan Chase Bank, Agent Bank Services Group, One Chase Manhattan Plaza, New York, New York 10081, Attention of Janet Belden (Facsimile No. 212-552-5658), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of Joan Fitzgibbon (Facsimile No. 212-270-4164); and

                  (c) if to any other Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby,
(iv) amend, waive, modify or otherwise change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) release either Borrower from its obligations under the Primary

Guarantee without the consent of each Lender or (vi) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

                  SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Arrangers, the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Credit Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the Agents or the Lenders, including the reasonable fees, charges and disbursements of any counsel for the Agents or the Lenders in connection with the enforcement or protection of its rights in connection with any Credit Document, including its rights under this Section, or in connection with the Loans made hereunder, including in connection with any workout, restructuring or negotiations in respect thereof, it being understood that the Agents and the Lenders shall use, and the Borrowers shall only be required to pay such fees, charges and disbursements of, a single counsel, unless (and to the extent) conflicts of interests require the use of more than one counsel.

                  (b) The Borrowers shall indemnify each Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Credit Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of, or the proposed use of, the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Company, or any Environmental Liability related in any way to any Company, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnitee (or a Related Party of such Indemnitee).

                  (c) To the extent that any of the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent under paragraph
(a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

                  (d) To the extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

                  (e) All amounts due under this Section shall be payable promptly after written demand therefor.

                  SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender except in accordance with Section 6.04 (and any attempted assignment or transfer by such Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender other than a Conduit Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or a Lender Affiliate, each of TWC and the Administrative Agent must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining balance of the assigning Lender's Commitment, each assignment shall not be less than an aggregate principal amount of $10,000,000, (iii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining balance of the assigning Lender's Commitment, the remaining amount of the Commitment of the assigning Lender after giving effect to such assignment shall not be less than $10,000,000 unless, in the case of clauses
(ii) or (iii), each of TWC and the Administrative Agent otherwise consents, (iv) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (v) except in the case of an assignment to an Affiliate of the assigning Lender on or about the Effective Date, the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (which fee shall be sufficient to record an assignment under all Facilities), and (vi) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided further that any consent of TWC otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or
(i) of Article VII has occurred and is continuing. Upon acceptance and recording pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall

(i) continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03) and (ii) continue to be subject to the confidentiality provisions hereof. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section. Notwithstanding the foregoing, any Conduit Lender may assign at any time to its designating Lender hereunder without the consent of any Borrower or the Administrative Agent any or all of the Loans it may have funded hereunder and pursuant to its designation agreement and without regard to the limitations set forth in the first sentence of this Section.

                  (c) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender other than a Conduit Lender may, without the consent of any Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of
Section 2.16 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.16(e) as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

                  (h) Each Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (g) above.

                  (i) Each Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

                  SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and
Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the

Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by such Lender or any Affiliate of such Lender that is primarily engaged in commercial banking activities and other indebtedness at any time owing by such Lender to or for the credit or the account of any of the Borrowers (other than indebtedness related to commercial advertising and marketing arrangements entered into in the ordinary course of business) against any of and all the obligations of any of the Borrowers now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (c) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 9.12. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided that in connection with any such requirement by a subpoena or similar legal process, TWC is given prior notice to the extent such prior notice is permissible under the circumstances and an opportunity to object to such disclosure, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an express agreement for the benefit of the Borrowers containing provisions substantially the same as those of this Section, to any (i) assignee (or Conduit Lender) of or Participant in, or any prospective assignee (or Conduit Lender) of or Participant in, any of its rights or obligations under this Agreement or (ii) hedging agreement counterparty (or such contractual counterparty's professional advisor), (g) with the consent of TWC or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or
(ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than a Borrower. For the purposes of this Section, "Information" means all information received from a Borrower, whether oral or written, relating to a Borrower or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by a Borrower; provided that, in the case of information received from a Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information, including in accordance with Regulation FD as promulgated by the SEC.

                  Notwithstanding any other provision in the Credit Documents, each of the parties hereto (and each employee, representative, or other agent of any such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the Transactions and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

                  SECTION 9.13. Acknowledgements. Each Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to such Person arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between Administrative Agent and Lenders, on one hand, and such Person, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among such Person and the Lenders.

                  SECTION 9.14. Supplemental Guarantees. Notwithstanding anything herein or in any Credit Document to the contrary, each Supplemental Guarantor shall automatically be released from its obligations under the Supplemental Guarantee upon the first to occur of (a) the termination of, or release of such Supplemental Guarantor from, its existing guarantee of TWE's obligations under the Indenture, dated as of April 30, 1992, among Time Warner Inc., TWE and the other parties thereto and (b) the sale, transfer or other disposition of all or substantially all of the combined assets of the Supplemental Guarantors (other than their equity interest in TWC and its Subsidiaries) and, in such case, any Guarantees of the Obligations of TWE by such Supplemental Guarantor shall terminate without any further action.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                             TIME WARNER CABLE INC.

                                            By /s/ Raymond G. Murphy
                                               ---------------------------------
                                               Name: Raymond G. Murphy
                                               Title: Vice President & Treasurer

                                            TIME WARNER ENTERTAINMENT
                                               COMPANY, L.P.

                                            By /s/ Raymond G. Murphy
                                               ---------------------------------
                                               Name: Raymond G. Murphy
                                               Title: Vice President & Treasurer

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          JPMORGAN CHASE BANK, as Administrative
                                              Agent and a Reference Bank

                                          By: /s/ Joan M. Fitzgibbon
                                              ----------------------------------
                                              Name: Joan M. Fitzgibbon
                                              Title: Managing Director

                                          CITICORP NORTH AMERICA, INC., as
                                              Co-Syndication Agent and a
                                              Reference Bank

                                          By: /s/ Carolyn A. Kee
                                              ----------------------------------
                                              Name: Carolyn A. Kee
                                              Title: Vice President

                                          DEUTSCHE BANK AG, NEW YORK BRANCH, as
                                              Co-Syndication Agent and a
                                              Reference Bank

                                          By: /s/ Philippe Sandmeire
                                              ----------------------------------
                                              Name: Philippe Sandmeire
                                              Title: Director

                                          By: /s/ Peter Eschmann
                                              ----------------------------------
                                              Name: Peter Eschmann
                                              Title: Vice President

                                          ABN AMRO BANK N.V., as
                                              Co-Documentation Agent

                                          By: /s/ David Carrington
                                              ----------------------------------
                                              Name: David Carrington
                                              Title: Director

                                          By: /s/ Richard R. Stone
                                              ----------------------------------
                                              Name: Richard R. Stone
                                              Title: Assistant Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          BNP PARIBAS, as Co-Documentation Agent

                                          By: /s/ Nuala Marley
                                              ----------------------------------
                                              Name: Nuala Marley
                                              Title: Director

                                          By: /s/ Richard Pace
                                              ----------------------------------
                                              Name: Richard Pace
                                              Title: Director

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          ABN AMRO Bank N.V.

                                          By: /s/ Frances O'R. Logan
                                              ----------------------------------
                                              Name: Frances O'R. Logan
                                              Title: Managing Director

                                          By: /s/ Shilpa Parandekar
                                              ----------------------------------
                                              Name: Shilpa Parandekar
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          BANK OF AMERICA, N.A.

                                          By: /s/ James Gilland
                                              ----------------------------------
                                              Name: James Gilland
                                              Title: Managing Director

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          The Bank of New York

                                          By: /s/ Michael E. Masters
                                              ----------------------------------
                                              Name: Michael E. Masters
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          THE BANK OF NOVA SCOTIA

                                          By: /s/ Vincent J. Fitzgerald, Jr.
                                              ----------------------------------
                                              Name: Vincent J. Fitzgerald, Jr.
                                              Title: Authorized Signatory

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          The Bank of Tokyo-Mitsubishi Ltd.,
                                          New York Branch

                                          By: /s/ Lillian Kim
                                              ----------------------------------
                                              Name: Lillian Kim
                                              Title: Authorized Signatory

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          Bank One, NA

                                          By: /s/ Matthew J. Reilly
                                              ----------------------------------
                                              Name: Matthew J. Reilly
                                              Title: Director

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          BARCLAYS BANK PLC

                                          By: /s/ L. Peter Yetman
                                              ----------------------------------
                                              Name: L. Peter Yetman
                                              Title: Director

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          Bear Stearns Corporate Lending Inc.

                                          By: /s/ Keith C. Barnish
                                              ----------------------------------
                                              Name: Keith C. Barnish
                                              Title: Authorized Signatory

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          BNP PARIBAS

                                          By: /s/ Nuala Marley
                                              ----------------------------------
                                              Name: Nuala Marley
                                              Title: Director

                                          By: /s/ Bruno Lavole
                                              ----------------------------------
                                              Name: Bruno Lavole
                                              Title: Managing Director

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          Citibank, N.A.

                                          By: /s/ Carolyn A. Kee
                                              ----------------------------------
                                              Name: Carolyn A. Kee
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          Citicorp North America, Inc.

                                          By: /s/ Carolyn A. Kee
                                              ----------------------------------
                                              Name: Carolyn A. Kee
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          HSBC Bank USA

                                          By: /s/ Sandeep Pahwa
                                              ----------------------------------
                                              Name: Sandeep Pahwa
                                              Title: Senior Banker -
                                              Telecommunication and Media

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          FLEET NATIONAL BANK

                                          By: /s/ Patrick Bonebrake
                                              ----------------------------------
                                              Name: Patrick Bonebrake
                                              Title: Director

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          DRESDNER BANK A.G NEW YORK AND GRAND
                                          CAYMAN BRANCHES

                                          By: /s/ Brain M. Smith
                                              ----------------------------------
                                              Name: Brain M. Smith
                                              Title: Director

                                          By: /s/ Brain K. Schneider
                                              ----------------------------------
                                              Name: Brain K. Schneider
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          DEUTSCHE BANK AG, NY BRANCH

                                          By: /s/ William W. McGinty
                                              ----------------------------------
                                              Name: William W. McGinty
                                              Title: Director

                                          By: /s/ Peter Eschmann
                                              ----------------------------------
                                              Name: Peter Eschmann
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By: /s/ Stephane Ducroizet
                                              ----------------------------------
                                              Name: Stephane Ducroizet
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          Lehman Commercial Paper, Inc.
                                          By: /s/ Jane E. Gillard
                                              ----------------------------------
                                              Name: Jane E. Gillard
                                              Title: Authorized Signatory

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          LLOYDS TSB BANK PLC

                                          By: /s/ Lisa Maguire
                                              ----------------------------------
                                              Name: Lisa Maguire
                                              Title: Assistant Vice President

                                          By: /s/ Peter Doyle
                                              ----------------------------------
                                              Name: Peter Doyle
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          Mellon Bank, N.A.

                                          By: /s/ Thomas J. Tarasovich, Jr.
                                              ----------------------------------
                                              Name: Thomas J. Tarasovich, Jr.
                                              Title: Assistant Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          MERRILL LYNCH BANK USA

                                          By: /s/ Louis Alder
                                              ----------------------------------
                                              Name: Louis Alder
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          MIZHO CORPORATE BANK LIMITED

                                          By: /s/ Raymond Ventura
                                              ----------------------------------
                                              Name: Raymond Ventura
                                              Title: Senior Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          Morgan Stanley Bank

                                          By: /s/ Jaap L. Tonckens
                                              ----------------------------------
                                              Name: Jaap L. Tonckens
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          The Royal Bank of Scotland plc

                                          By: /s/ David Lucas
                                              ----------------------------------
                                              Name: David Lucas
                                              Title:  Senior Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          SOCIETE GENERALE

                                          By: /s/ Elaine Khalil
                                              ----------------------------------
                                              Name: Elaine Khalil
                                              Title: Director

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          Sumitomo Mitsui Banking Corporate

                                          By: /s/ Leo E. Pagarigan
                                              ----------------------------------
                                              Name: Leo E. Pagarigan
                                              Title: Senior Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          UFJ BANK LIMITED

                                          By: /s/ Stephen C. Small
                                              ----------------------------------
                                              Name: Stephen C. Small
                                              Title: Senior Vice President &
                                                     Area Manager

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          US BANK, National Association

                                          By: /s/ Christian J. Bugyis
                                              ----------------------------------
                                              Name: Christian J. Bugyis
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          WACHOVIA BANK, N.A.

                                          By: /s/ Michael E. McDuffie
                                              ----------------------------------
                                              Name: Michael E. McDuffie
                                              Title: Vice President

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          WESTLB AG, NEW YORK BRANCH

                                          By: /s/ Lucie L. Guernsey
                                              ----------------------------------
                                              Name: Lucie L. Guernsey
                                              Title: Executive Director

                                          By: /s/ Richard J. Pearse
                                              ----------------------------------
                                              Name: Richard J. Pearse
                                              Title: Executive Director

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                          WILLIAM STREET COMMITMENT CORPORATION
                                          (Recourse only to assets of Williams
                                          Smith Commitment Corporation)

                                          By: /s/ Jennifer M. Hill
                                              ----------------------------------
                                              Name: Michael E. McDuffie
                                              Title: Vice President and Chief
                                                     Financial  Officer

       Time Warner Cable Inc. and Time Warner Entertainment Company, L.P.
                            364-Day Credit Agreement

                                                                   SCHEDULE 2.01

                         Address of Notices; Commitments

Lender Name and Address                       Commitment
-----------------------                       ----------
Citibank, N.A.                                $102,142,857.14

388 Greenwich Street, 21st Floor
New York, NY 10013
Attn: Julio Ojea Quintana
Telephone: 212-816-8497
Facsimile: 212-816-8084

Citicorp North America, Inc.                  $  5,000,000.00

388 Greenwich Street, 21st Floor
New York, NY 10013
Attn: Julio Ojea Quintana
Telephone: 212-816-8497
Facsimile: 212-816-8084

JPMorgan Chase Bank                           $ 71,428,571.43

270 Park Avenue, 36th Floor
New York, NY 10017
Attn: Joan Fitzgibbon
Telephone: 212-270-1786
Facsimile:  212-270-4164

Deutsche Bank AG, New York Branch             $100,000,000.00

60 Wall Street, 11th Floor
New York, NY 10005
Attn: Andreas Neumeier
Telephone: 212-250-8675
Facsimile: 212-797-4347

ABN AMRO Bank N.V.                            $ 55,714,285.71

350 Park Avenue, 2nd floor
New York, New York 10022
Attn: Nan Logan
Telephone: 212-251-3620
Facsimile: 212-251-3662

BNP Paribas                                   $ 55,714,285.71

787 Seventh Avenue
New York, NY 10019
Attn: Nuala Marley

Bank of America, N.A.                         $ 40,000,000.00

335 Madison Avenue, 5th Floor
New York, NY 10017
Attn: Thomas J. Kane
Telephone: 212-503-7980
Facsimile: 212-503-7173

BankOne, N.A.                                 $ 40,000,000.00

One Bank One Plaza
Chicago, IL 60670
Attn: Jennifer L. Jones

Telephone: 312-732-1005
Facsimile: 312-732-8587

Barclays Bank PLC                             $ 40,000,000.00

101 California Street, Suite 1800
San Francisco, CA 94111
Attn: Danielle Lacovone
Telephone: 415-765-4736
Facsimile: 415-765-4760

200 Park Avenue
New York, NY 10265
Attn: Peter Yetman
Telephone: 212-412-7683
Facsimile: 212-412-7511

HSBC Bank USA                                 $ 40,000,000.00

452 Fifth Avenue, 5th Floor
New York, NY 10005
Attn: Christopher J. Heusler
Telephone: 212-525-2496
Facsimile: 212-525-2479

The Royal Bank of Scotland plc                $ 40,000,000.00

101 Park Avenue, 10th Floor
New York, NY 10178
Attn: Brian Woods
Telephone: 212-401-3403
Facsimile: 212-401-3456

WestLB AG, New York Branch                    $ 40,000,000.00

1211 Avenue of the Americas
New York, NY 10036
Attn: Lucie Guernsey
Telephone: 212-852-6335
Facsimile: 212-852-6307

The Bank of Nova Scotia                       $ 28,571,428.57

One Liberty Plaza, 26th Floor
New York, NY 10006
Attn: Trisha McCue
Telephone: 212-225-5289
Facsimile: 212-225-5355

Bank of Tokyo-Mitsubishi Ltd., NY Branch      $ 28,571,428.57

1251 Avenue of the Americas, 12th Floor
New York, NY 10020
Attn: Jeffrey Millar
Telephone: 212-782-4358
Facsimile: 212-782-6445

Dresdner Bank AG, New York and Grand
Cayman Branches                               $ 28,571,428.57

75 Wall Street
New York, NY 10005
Attn: Brian Haughney
Telephone: 212-429-2443
Facsimile: 212-429-4181

William Street Commitment Corporation         $ 28,571,428.57

85 Broad Street, 6th Floor
New York, NY 10004
Attn: Sandra Stulberger
Telephone: 212-902-5977
Facsimile:  212-357-4597

Morgan Stanley Bank                           $ 28,571,428.57

1221 Avenue of the Americas, 35th Floor
New York, NY 10020
Attn: Joseph DiTomaso
Telephone: 212-762-5811
Facsimile: 212-762-9181

Sumitomo Mitsui Banking Corporation           $ 28,571,428.57

277 Park Avenue
New York, NY 10172
Attn: Leo Pagarigan
Telephone: 212-224-4306
Facsimile: 212-224-4384

Wachovia Bank, N.A.                           $ 28,571,428.57

301 South College Street, DC5
NC-0760, DC-05
Charlotte, NC 28288
Attn: James Heatwole
Telephone: 704-715-8099
Facsimile: 704-383-1625

Bear Stearns Corporate Lending Inc.           $ 20,000,000.00

383 Madison Ave., 8th Floor
New York, NY 10179
Attn: Kevin Cullen
Telephone: 212-272-5724
Facsimile: 212-272-9184

Lehman Commercial Paper Inc.                  $ 20,000,000.00

c/o Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017
Attn: Andrew Keith
Telephone: 212-455-7569
Facsimile: 212-455-2502

Merrill Lynch Bank USA                        $ 20,000,000.00

15 West South Temple, Suite 300
Salt Lake City, UT 84101
Attn: Butch Adler
Telephone: 801-526-8324
Facsimile: 801-531-7470

Mizuho Corporate Bank, LTD                    $ 20,000,000.00

1251 Avenue of the Americas
New York, NY 10020
Attn: Daniel Guevara
Telephone: 212-282-4537
Facsimile: 212-354-7205

Societe Generale                              $ 20,000,000.00

1221 Avenue of the Americas
New York, NY 10020
Attn: Richard Knowlton
Telephone: 212-278-6163
Facsimile: 212-278-6146

Bank of New York                              $ 10,000,000.00

One Wall Street, 16th Floor
New York, NY 10286
Attn: Geoffrey C. Brooks
Telephone: 212-635-8475
Facsimile: 212-635-8593

Credit Lyonnais                               $ 10,000,000.00

1301 Avenue of the Americas
New York, NY 10019
Attn: Patrick McCarthy
Telephone: 212-261-7263
Facsimile: 212-261-3288

Fleet National Bank                           $ 10,000,000.00

100 Federal Street
Boston, MA 02110
Attn: Patrick Bonebrake
Telephone: 617-434-1156
Facsimile: 617-434-8426

Lloyds TSB Bank plc                           $ 10,000,000.00

575 Fifth Avenue, 17th Floor
New York, NY 10017
Attn: Windsor Davies
Telephone: 212-930-8909
Facsimile: 212-930-5098

Mellon Bank, N.A.                             $   10,000,000.00

1 Mellon Bank Center
500 Grant Street, Rm. 4450
Pittsburgh, PA 15258
Attn: Thomas Tarasovich, Jr.
Telephone: 412-236-2790
Facsimile: 412-236-6112

UFJ Bank Limited                              $   10,000,000.00

55 East 52nd Street, 26th Floor
New York, NY 10055
Attn: Stephen C. Small
Telephone: 212-339-6201
Facsimile: 212-754-1304

U.S. Bank National Association                $   10,000,000.00

10800 N.E. 8th Street, Suite 1000
Bellevue, WA 98004
Attn: Ken Plank
Facsimile: 425-450-5989

  TOTAL:                                      $1,000,000,000.00


                                                                SCHEDULE 2.03(A)

                 A BORROWING NOTICE (PURSUANT AND
                 SUBJECT TO SECTION 2.03) OR AN INTEREST       PREPAYMENT NOTICE
                 ELECTION (PURSUANT TO SECTION 2.07)           (PURSUANT TO SECTION 2.10)
LOAN TYPE:       MUST BE GIVEN NOT LATER THAN:                 MUST BE GIVEN NOT LATER THAN:
LOANS

Any Eurodollar   11:00 am New York City time three (3)         12:00 pm New York City time
Borrowing        Business three Days before the date of the    three (3) Business Days before
                 proposed Borrowing.                           the date of prepayment.

ABR Borrowing    10:00 am New York City time on the            12:00 pm New York City time
                 day of the proposed Borrowing.                one (1) Business Day before
                                                               the date of prepayment.

                                                                SCHEDULE 2.03(B)

                     AUTHORIZED ACCOUNT NUMBERS & LOCATIONS

Bank:              JPMorgan Chase Bank

Address:           One Chase Manhattan Plaza
                   New York, NY 10005

ABA:               021 000 021
Account Name:      Time Warner Cable
Account Number:    304-180335

Bank:              JPMorgan Chase Bank

Address:           One Chase Manhattan Plaza
                   New York, NY 10005

ABA:               021 000 021
Account Name:      Time Warner Entertainment Company, L.P.
Account Number:    323-042848

                                                                   SCHEDULE 6.08

                            UNRESTRICTED SUBSIDIARIES

TWEAN Subsidiary, LLC

                                                                      SCHEDULE 8

                             LIST OF PROPER PERSONS

    Name                                             Title
    ----                                             -----
Landel Hobbs                                Exec. Vice President and CFO

                                                                       EXHIBIT A

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the 364-Day Credit Agreement, dated as of December 9, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Time Warner Cable Inc., Time Warner Entertainment Company, L.P., the Lenders party thereto, Citicorp North America, Inc. and Deutsche Bank AG, New York Branch, as co-syndication agents, ABN AMRO Bank N.V. and BNP Paribas, as co-documentation agents, and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  The Assignor identified on Schedule l hereto (the "Assignor") and the Assignee identified on Schedule l hereto (the "Assignee") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to the amount set forth on Schedule 1 hereto for the Commitments and Revolving Credit Exposure of the Assignor on the Effective Date of this Assignment and Acceptance.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Borrowers, any of their Affiliates or any other obligor or the performance or observance by any of the Borrowers, any of their Affiliates or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Documents or any other instrument or document furnished pursuant hereto or thereto.

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 3.04 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

         4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

         5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

         6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                to Assignment and Acceptance with respect to the
             364-Day Credit Agreement, dated as of December 9, 2003,
     among Time Warner Cable Inc., Time Warner Entertainment Company, L.P., the Lenders party thereto, Citicorp North America, Inc. and Deutsche Bank AG,
                                New York Branch,
        as co-syndication agents, ABN AMRO Bank N.V. and BNP Paribas, as co-documentation agents, and JPMorgan Chase Bank, as administrative agent
                 (in such capacity, the "Administrative Agent")

Name of Assignor: _______________________

Name of Assignee: _______________________

Effective Date of Assignment: _________________

Amount of Commitments
 and Revolving Credit
  Exposure Assigned

     $ ___________

[Name of Assignee]                            [Name of Assignor]

By:______________________________             By:_______________________________
   Title:                                        Title:

Accepted for Recordation in the Register:     Required Consents (if any):

JPMORGAN CHASE BANK, as                       [TIME WARNER CABLE INC.]
Administrative Agent

By:______________________________             [By:______________________________
   Title:                                         Title:]

                                                                       EXHIBIT B

                            FORM OF PRIMARY GUARANTEE

                  GUARANTEE, dated as of December 9, 2003, made by TIME WARNER CABLE INC., a Delaware corporation ("TWC") and TIME WARNER ENTERTAINMENT COMPANY, L.P., a Delaware limited partnership ("TWE") (each, a "Guarantor", and collectively, the "Guarantors"), in favor of JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") parties to the 364-Day Credit Agreement, dated as of December 9, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TWC, TWE, the Lenders, CITICORP NORTH AMERICA, INC. and DEUTSCHE BANK AG, NEW YORK BRANCH, as co-syndication agents (in such capacity, the "Co-Syndication Agents"), ABN AMRO BANK N.V. and BNP PARIBAS, as co-documentation agents (in such capacity, the "Co-Documentation Agents") and the Administrative Agent.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrowers upon the terms and subject to the conditions set forth therein;

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrowers under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders; and

                  WHEREAS, each Guarantor is a Borrower under the Credit Agreement and an affiliate of the other Borrower under the Credit Agreement, and it is to the advantage of each Guarantor that the Lenders make the Loans to such other Borrower under the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Borrowers under the Credit Agreement, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                  1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  (b) As used herein, "Obligations" means the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of each Borrower to the Administrative Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either one or both of the Borrowers whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement or any other Credit Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by either one or both of the Borrowers pursuant to the terms of the Credit Agreement or any other Credit Document).

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. Guarantees. (a) TWC hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by TWE as and when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of TWE.

                  (b) TWE hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by TWC as and when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of TWC.

                  (c) This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto either one or both of the Borrowers may be free from any Obligations.

                  (d) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent and such Lender in writing that such payment is made under this Guarantee for such purpose.

                  (e) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  (f) No payment or payments made by either of the Borrowers, either of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from either of the Borrowers, either of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any setoff or appropriation or payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder who shall, notwithstanding any such payment or payments (other than payments made by such Guarantor in respect of the Obligations

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

or payments received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations, up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

                  3. Right of Setoff. (a) TWC hereby authorizes each Lender at any time and from time to time when any amounts owed by TWE under the Credit Agreement are due and payable and have not been paid (taking into account any applicable grace periods), to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), at any time held by such Lender or any Affiliate of such Lender that is primarily engaged in commercial banking activities and other indebtedness at any time owing by such Lender to or for the credit or the account of TWC (other than indebtedness related to commercial advertising and marketing arrangements entered into in the ordinary course of business) against any of and all of the obligations of TWE to such Lender hereunder now or hereafter existing under the Credit Agreement or any other Credit Document whether or not such Lender has made any demand for payment. Each Lender shall notify TWC promptly of any such setoff and the application made by such Lender of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  (b) TWE hereby authorizes each Lender at any time and from time to time when any amounts owed by TWC under the Credit Agreement are due and payable and have not been paid (taking into account any applicable grace periods), to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), at any time held by such Lender or any Affiliate of such Lender that is primarily engaged in commercial banking activities and other indebtedness at any time owing by such Lender to or for the credit or the account of TWE (other than indebtedness related to commercial advertising and marketing arrangements entered into in the ordinary course of business) against any of and all of the obligations of TWC to such Lender hereunder now or hereafter existing under the Credit Agreement or any other Credit Document whether or not such Lender has made any demand for payment. Each Lender shall notify TWE promptly of any such setoff and the application made by such Lender of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  4. No Subrogation. Notwithstanding any payment or payments made by any Guarantor hereunder, or any setoff or application of funds of any Guarantor by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the other Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the other Borrower in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent

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and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                  5. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor, and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, (b) the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, (c) the Credit Agreement and any other Credit Document may be amended, modified, supplemented or terminated, in whole or in part, and (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

                  6. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between either one or both of the Borrowers or Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon either one or both of the Borrowers or Guarantors with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement or any other Credit Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by either one or both of the Borrowers or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of either one or both of the Borrowers or Guarantors) which constitutes, or might be construed to constitute, an equitable or legal discharge of either one or both of the Borrowers from the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When making a demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the other Borrower or any other Person or against any collateral security or

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guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the other Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the other Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either one or both of the Borrowers or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either one or both of the Borrowers or any substantial part of either Borrower's property, or otherwise, all as though such payments had not been made.

                  8. Payments. Each Guarantor hereby agrees that payments hereunder will be paid to the Administrative Agent without setoff or counterclaim at the office of the Administrative Agent located at One Chase Manhattan Plaza, New York, New York 10081 or to such other office as designated by the Administrative Agent.

                  9. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Administrative Agent and each Lender that the representations and warranties set forth in Article III of the Credit Agreement (other than those set forth in Sections 3.04(c), 3.06 and 3.10 on any date other than the Effective Date) as they relate to such Guarantor or to the Credit Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein (it being understood that any representation or warranty set forth in Article III of the Credit Agreement that is qualified by a reference to TWC and its Subsidiaries taken as a whole shall not be deemed to apply to the Guarantor individually).

                  The Guarantors agree that the foregoing representation and warranty shall be deemed to have been made by each Guarantor and shall be true and correct in all material respects on the date of each borrowing by a Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

                  10. Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent

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and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and any or all of the Guarantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  11. Notices. All notices, requests and demands to or upon the Administrative Agent, any Lender or any Guarantor shall be effected in the manner provided in Section 9.01 of the Credit Agreement; any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1 hereto.

                  12. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  13. Integration. This Guarantee and the other Credit Documents represent the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Guarantor, the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents.

                  14. Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the applicable Guarantor and the Administrative Agent, provided that any right, power or privilege of the Administrative Agent or the Lenders arising under this Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent; provided, further, that no such amendment or waiver shall release either Guarantor from its obligations hereunder without the written consent of each Lender.

                  15. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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                  16.      Section Headings. The section headings used in this
Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  17. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Administrative Agent.

                  18. Enforcement Expenses. Each Guarantor agrees, jointly and severally, to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under this Guarantee or otherwise enforcing or protecting any rights under this Guarantee and the other Credit Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent.

                  19. Counterparts. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  20.      Acknowledgements.

                  Each Guarantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any other Credit Document, and the relationship between any or all of the Guarantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

                  21. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  22. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined

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

in such New York State court or, to the extent permitted by law, in such Federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each Guarantor irrevocably consents to service of process in the manner provided for notices in paragraph 11 of this Guarantee. Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.

                  23. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                              TIME WARNER CABLE INC.

                                              By: ______________________________
                                                  Name:
                                                  Title:

                                              TIME WARNER ENTERTAINMENT COMPANY,
                                                  L.P.

                                              By: ______________________________
                                                  Name:
                                                  Title:

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                                                                      SCHEDULE 1

                               Address for Notices

TIME WARNER CABLE INC.
75 Rockefeller Plaza
New York, NY 10019
Attention: Chief Financial Officer
Facsimile No. 212-405-5213
Attention: General Counsel
Facsimile No. 212-258-3172
Attention: Treasurer
Facsimile No. 212-258-3020

TIME WARNER ENTERTAINMENT COMPANY, L.P.
75 Rockefeller Plaza
New York, NY 10019
Attention: Chief Financial Officer
Facsimile No. 212-405-5213
Attention: General Counsel
Facsimile No. 212-258-3172
Attention: Treasurer
Facsimile No. 212-258-3020

                                                                       EXHIBIT C

                                     FORM OF

                             SUPPLEMENTAL GUARANTEE

                  SUPPLEMENTAL GUARANTEE ("Guarantee"), dated as of December 9, 2003 by each of the persons listed on the signature pages hereof (each, a "Guarantor" and collectively, the "Guarantors"), in favor of and for the benefit of the lenders (collectively, the "Lenders") party to that certain 364-Day Credit Agreement dated as of December 9, 2003 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Time Warner Cable Inc., a Delaware corporation ("TWC"), Time Warner Entertainment Company, L.P., a Delaware limited partnership ("TWE"), JPMorgan Chase Bank, as Administrative Agent (the "Agent"), and the Lenders party thereto (the Agent and the Lenders each, a "Guaranteed Party" and collectively, the "Guaranteed Parties"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                                R E C I T A L S :

                  1. Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to TWE upon the terms and conditions set forth therein.

                  2. The Obligations of TWE under the Credit Documents are being incurred for and will inure to the benefit of such Guarantor.

                  3. Each Guarantor desires to guarantee its Guaranteed Percentage of such Obligations.

                  4. The Lenders have required that this Guarantee be executed and delivered by the Guarantors at or prior to the Closing Date under the Credit Agreement.

                               A G R E E M E N T :

                  In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees as follows:

                  1. Guarantee. Such Guarantor hereby unconditionally and irrevocably guarantees the due and punctual payment and performance of its Guaranteed Percentage of all Obligations of TWE when any of the same shall become due and payable, whether at stated maturity, by required payment, declaration, demand or otherwise (including amounts which would be paid but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any other provision of bankruptcy law) and agrees to pay any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred by any Guaranteed Party in enforcing any rights under this Guarantee together with any accrued but unpaid interest on such Obligations (including, without limitation, interest which, but for the filing of a petition of bankruptcy with respect to TWE, would have accrued on such Obligations) (the "Guaranteed Obligations").

                  The standard provisions contained in Attachment A hereto are incorporated herein and made a part hereof as if set forth herein in full.

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

                  IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guarantee to be duly executed as of the day and year first above written.

                                              AMERICAN TELEVISION AND
                                              COMMUNICATIONS CORPORATION

                                              By: ______________________________
                                                  Name:
                                                  Title:

                                              WARNER COMMUNICATIONS INC.

                                              By: ______________________________
                                                  Name:
                                                  Title:

                                                                    Attachment A

                                 GUARANTEE TERMS

                  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Guarantee to which these terms are attached (the "Guarantee"). Each Guarantor under the Guarantee agrees as follows:

                  1. No Release. Such Guarantor agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that such Guarantor will remain bound by the Guarantee notwithstanding any extension, renewal or other alteration of any Guaranteed Obligation.

                  2. Obligations Absolute. Such Guarantor waives presentation of, demand of, notice of dishonor and protest of any Guaranteed Obligation and also waives notice of protest for nonpayment. The obligations of such Guarantor under the Guarantee shall not be affected by any of the following (and the Guarantor expressly waives any and all defenses arising out of, or based on, any of the following):

                           (a) change in the manner, place or terms of payment (including the currency thereof) of, and/or change or extension of the time of payment of, renewal or alteration of, any of the Guaranteed Obligations, any security or guarantee therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee under the Guarantee shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                           (b)      sale, exchange, release, surrender,
         realization upon or other alteration in any manner and in any order of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or the Guarantee;

                           (c) settlement or compromise of any of the Guaranteed Obligations, any security or guarantee therefor or any liability (including any of those under the Guarantee) incurred directly or indirectly in respect thereof or the Guarantee, and subordination of the payment of all or any part thereof to the payment of any liability (whether due or not) of any Person whose Obligations are guaranteed under the Guarantee (each such Person, a "Beneficiary");

                           (d) actions or failures to act in any manner referred to in the Guarantee that may deprive such Guarantor of its right to subrogation against any Beneficiary to recover fully indemnity for any payments made pursuant to the Guarantee;

                           (e) failure of any Guaranteed Party to assert any claim or demand or to enforce any right or remedy against any Beneficiary or any guarantor or any successor thereto under the provisions of any Credit Document or any other agreement or otherwise; or

                           (f) rescission, waiver, extension, renewal, amendment or modification of any of the terms or provisions of any Credit Document or any instrument or agreement executed pursuant thereto.

                  3. Guarantee of Payment and Performance. The Guarantee constitutes a guarantee of payment and performance when due and not of collection and such Guarantor waives any right to require that any resort be had by any Guaranteed Party to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of any Beneficiary or any other Person.

                  4. Unenforceability of Obligations. The obligations of such Guarantor under the Guarantee shall not be subject to any reduction, limitation, impairment, or termination for any reason (other than by payment in full of the Guaranteed Obligations) and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, discharge of any Beneficiary from any of the Guaranteed Obligations in a bankruptcy or similar proceeding or otherwise (except by payment in full of the Guaranteed Obligations, subject to the terms of Section 6 below and the next sentence). Such Guarantor further agrees that the Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, interest on or any other amount with respect to any Guaranteed Obligation is rescinded or must otherwise be restored by any Guaranteed Party or any other Person upon the bankruptcy or reorganization of any Beneficiary, any other Person or otherwise.

                  5. Set-Off. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Guaranteed Party is hereby authorized at any time or from time to time, without notice to such Guarantor or to any other Person, any such notice being expressly waived, to the extent permitted by applicable law, to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Guaranteed Party to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Guaranteed Party under the Guarantee, irrespective of whether or not such Guaranteed Party shall have made any demand under the Guarantee and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

                  6. Reinstatement. If claim is ever made upon any Guaranteed Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the Guaranteed Parties repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such Guaranteed Party or any of its property or (b) any settlement or compromise of any such claim effected by such Guaranteed Party with any such claimant (including any Beneficiary), then and in such event such Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation of the Guarantee or the cancellation of any Credit Document or other instrument evidencing any liability of any Beneficiary, and such Guarantor shall be and remain liable to such Guaranteed Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such Guaranteed Party.

                  7. No Subrogation. Notwithstanding any payment or payments made by such Guarantor under the Guarantee or any set-off or application of funds of such Guarantor by any Guaranteed Party, such Guarantor shall not be entitled to be subrogated to any of the rights of any Guaranteed Party against any Beneficiary or guarantee or right of offset held by any Guaranteed Party of the payment of the Guaranteed Obligations, nor shall such Guarantor seek to be entitled to seek any contribution or reimbursement from any Beneficiary in respect of payments made by such Guarantor under the Guarantee, until all amounts owing to the Guaranteed Parties by any Beneficiary on account of the Guaranteed Obligations are paid in full. If any amount shall be paid to such Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations have not been paid in full, such amount shall be held by such Guarantor in trust for the Guaranteed Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                  8. Amendment and Waiver. No amendment, modification, termination or waiver of any provision of the Guarantee, or consent to any departure by such Guarantor herefrom, shall in any event be effective without the written concurrence of the Required Lenders under the Credit Agreement or as otherwise provided in the Credit Agreement including, without limitation,
Section 9.02(b) and Section 9.14 thereof. No waiver of any single breach or default under the Guarantee shall be deemed a waiver of any other breach or default. All notices, requests, demands or other communications to or upon such Guarantor or any Guaranteed Party shall be in writing and shall be deemed to have been duly given or made as provided in the Credit Agreement.

                  9. Successors and Assigns. The Guarantee shall be binding upon such Guarantor and its successors and assigns and shall inure to the benefit of the respective successors and assigns of the Guaranteed Parties and, in the event of any transfer or assignment of rights by any Guaranteed Party, the rights and privileges herein conferred upon that Guaranteed Party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof; provided, however, that no Guarantor may assign, transfer or delegate any of its rights or obligations under the Guarantee without the prior written consent of the Administrative Agent.

                  10. Governing Law. THE GUARANTEE SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  11. Jurisdiction and Service. All judicial proceedings brought against such Guarantor with respect to the Guarantee may be brought in any state or federal court of competent jurisdiction in the State of New York and by execution and delivery of the Guarantee, such Guarantor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with the Guarantee. Such Guarantor designates and appoints TWC, at its address specified for notices in the Credit Agreement and such other Persons as may hereafter be selected by such Guarantor irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by such Guarantor to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to such Guarantor at its address as set forth above except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by such Guarantor refuses to accept service, such Guarantor hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right of any Guaranteed Party to bring proceedings against such Guarantor in the courts of any other jurisdiction.

                  12. Waiver of Jury Trial. SUCH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY CREDIT DOCUMENT.

                  13. Release. This Guarantee may only be released in accordance with Section 9.02(b) of the Credit Agreement; provided, however, that if any of the events specified in Section 9.14 of the Credit Agreement occur with respect to a Guarantor then the Guarantee shall be automatically released with respect to such Guarantor without any further action.

                                PRIMARY GUARANTEE

                  GUARANTEE, dated as of December 9, 2003, made by TIME WARNER CABLE INC., a Delaware corporation ("TWC") and TIME WARNER ENTERTAINMENT COMPANY, L.P., a Delaware limited partnership ("TWE") (each, a "Guarantor", and collectively, the "Guarantors"), in favor of JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") parties to the 364-Day Credit Agreement, dated as of December 9, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TWC, TWE, the Lenders, CITICORP NORTH AMERICA, INC. and DEUTSCHE BANK AG, NEW YORK BRANCH, as co-syndication agents (in such capacity, the "Co-Syndication Agents"), ABN AMRO BANK N.V. and BNP PARIBAS, as co-documentation agents (in such capacity, the "Co-Documentation Agents") and the Administrative Agent.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrowers upon the terms and subject to the conditions set forth therein;

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrowers under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders; and

                  WHEREAS, each Guarantor is a Borrower under the Credit Agreement and an affiliate of the other Borrower under the Credit Agreement, and it is to the advantage of each Guarantor that the Lenders make the Loans to such other Borrower under the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Borrowers under the Credit Agreement, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                  1. Defined Terms. (b) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  (b) As used herein, "Obligations" means the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of each Borrower to the Administrative Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either one or both of the Borrowers whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement or any other Credit Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by either one or both of the Borrowers pursuant to the terms of the Credit Agreement or any other Credit Document).

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. Guarantees. (a) TWC hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by TWE as and when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of TWE.

                  (b) TWE hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by TWC as and when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of TWC.

                  (c) This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto either one or both of the Borrowers may be free from any Obligations.

                  (d) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent and such Lender in writing that such payment is made under this Guarantee for such purpose.

                  (e) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  (f) No payment or payments made by either of the Borrowers, either of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from either of the Borrowers, either of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any setoff or appropriation or payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder who shall, notwithstanding any such payment or payments (other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations, up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

                  3. Right of Setoff. (a) TWC hereby authorizes each Lender at any time and from time to time when any amounts owed by TWE under the Credit Agreement are due and payable and have not been paid (taking into account any applicable grace periods), to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), at any time held by such Lender or any Affiliate of such Lender that is primarily engaged in commercial banking activities and other indebtedness at any time owing by such Lender to or for the credit or the account of TWC (other than indebtedness related to commercial advertising and marketing arrangements entered into in the ordinary course of business) against any of and all of the obligations of TWE to such Lender hereunder now or hereafter existing under the Credit Agreement or any other Credit Document whether or not such Lender has made any demand for payment. Each Lender shall notify TWC promptly of any such setoff and the application made by such Lender of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  (b) TWE hereby authorizes each Lender at any time and from time to time when any amounts owed by TWC under the Credit Agreement are due and payable and have not been paid (taking into account any applicable grace periods), to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), at any time held by such Lender or any Affiliate of such Lender that is primarily engaged in commercial banking activities and other indebtedness at any time owing by such Lender to or for the credit or the account of TWE (other than indebtedness related to commercial advertising and marketing arrangements entered into in the ordinary course of business) against any of and all of the obligations of TWC to such Lender hereunder now or hereafter existing under the Credit Agreement or any other Credit Document whether or not such Lender has made any demand for payment. Each Lender shall notify TWE promptly of any such setoff and the application made by such Lender of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  4. No Subrogation. Notwithstanding any payment or payments made by any Guarantor hereunder, or any setoff or application of funds of any Guarantor by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the other Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the other Borrower in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                  5. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor, and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, (b) the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, (c) the Credit Agreement and any other Credit Document may be amended, modified, supplemented or terminated, in whole or in part, and (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

                  6. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between either one or both of the Borrowers or Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon either one or both of the Borrowers or Guarantors with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement or any other Credit Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by either one or both of the Borrowers or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of either one or both of the Borrowers or Guarantors) which constitutes, or might be construed to constitute, an equitable or legal discharge of either one or both of the Borrowers from the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance.

When making a demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the other Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the other Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the other Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either one or both of the Borrowers or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either one or both of the Borrowers or any substantial part of either Borrower's property, or otherwise, all as though such payments had not been made.

                  8. Payments. Each Guarantor hereby agrees that payments hereunder will be paid to the Administrative Agent without setoff or counterclaim at the office of the Administrative Agent located at One Chase Manhattan Plaza, New York, New York 10081 or to such other office as designated by the Administrative Agent.

                  9. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Administrative Agent and each Lender that the representations and warranties set forth in Article III of the Credit Agreement (other than those set forth in Sections 3.04(c), 3.06 and 3.10 on any date other than the Effective Date) as they relate to such Guarantor or to the Credit Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein (it being understood that any representation or warranty set forth in Article III of the Credit Agreement that is qualified by a reference to TWC and its Subsidiaries taken as a whole shall not be deemed to apply to the Guarantor individually).

                  The Guarantors agree that the foregoing representation and warranty shall be deemed to have been made by each Guarantor and shall be true and correct in all material respects on the date of each borrowing by a Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

                  10. Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and any or all of the Guarantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  11. Notices. All notices, requests and demands to or upon the Administrative Agent, any Lender or any Guarantor shall be effected in the manner provided in Section 9.01 of the Credit Agreement; any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1 hereto.

                  12. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  13. Integration. This Guarantee and the other Credit Documents represent the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Guarantor, the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents.

                  14. Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the applicable Guarantor and the Administrative Agent, provided that any right, power or privilege of the Administrative Agent or the Lenders arising under this Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent; provided, further, that no such amendment or waiver shall release either Guarantor from its obligations hereunder without the written consent of each Lender.

                  15. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  16. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  17. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Administrative Agent.

                  18. Enforcement Expenses. Each Guarantor agrees, jointly and severally, to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under this Guarantee or otherwise enforcing or protecting any rights under this Guarantee and the other Credit Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent.

                  19. Counterparts. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  20.      Acknowledgements.

                  Each Guarantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any other Credit Document, and the relationship between any or all of the Guarantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

                  21. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  22. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each Guarantor irrevocably consents to service of process in the manner provided for notices in paragraph 11 of this Guarantee. Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.

                  23. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                              TIME WARNER CABLE INC.

                                          By: /s/ Raymond G. Murphy
                                              ----------------------------------
                                              Name: Raymond G. Murphy
                                              Title: Vice President & Treasurer

                                          TIME WARNER ENTERTAINMENT COMPANY, L.P

                                          By: /s/ Raymond G. Murphy
                                              ----------------------------------
                                              Name: Raymond G. Murphy
                                              Title: Vice President & Treasurer

                                                                      SCHEDULE 1

                               Address for Notices

TIME WARNER CABLE INC.
75 Rockefeller Plaza
New York, NY 10019
Attention: Chief Financial Officer
Facsimile No. 212-405-5213
Attention: General Counsel
Facsimile No. 212-258-3172
Attention: Treasurer
Facsimile No. 212-258-3020

TIME WARNER ENTERTAINMENT COMPANY, L.P.
75 Rockefeller Plaza
New York, NY 10019
Attention: Chief Financial Officer
Facsimile No. 212-405-5213
Attention: General Counsel
Facsimile No. 212-258-3172
Attention: Treasurer
Facsimile No. 212-258-3020

                             SUPPLEMENTAL GUARANTEE

                  SUPPLEMENTAL GUARANTEE ("Guarantee"), dated as of December 9, 2003 by each of the persons listed on the signature pages hereof (each, a "Guarantor" and collectively, the "Guarantors"), in favor of and for the benefit of the lenders (collectively, the "Lenders") party to that certain 364-Day Credit Agreement dated as of December 9, 2003 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Time Warner Cable Inc., a Delaware corporation ("TWC"), Time Warner Entertainment Company, L.P., a Delaware limited partnership ("TWE"), JPMorgan Chase Bank, as Administrative Agent (the "Agent"), and the Lenders party thereto (the Agent and the Lenders each, a "Guaranteed Party" and collectively, the "Guaranteed Parties"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                                R E C I T A L S :

                  1. Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to TWE upon the terms and conditions set forth therein.

                  2. The Obligations of TWE under the Credit Documents are being incurred for and will inure to the benefit of such Guarantor.

                  3. Each Guarantor desires to guarantee its Guaranteed Percentage of such Obligations.

                  4. The Lenders have required that this Guarantee be executed and delivered by the Guarantors at or prior to the Closing Date under the Credit Agreement.

                               A G R E E M E N T :

                  In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees as follows:

                  1. Guarantee. Such Guarantor hereby unconditionally and irrevocably guarantees the due and punctual payment and performance of its Guaranteed Percentage of all Obligations of TWE when any of the same shall become due and payable, whether at stated maturity, by required payment, declaration, demand or otherwise (including amounts which would be paid but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any other provision of bankruptcy law) and agrees to pay any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred by any Guaranteed Party in enforcing any rights under this Guarantee together with any accrued but unpaid interest on such Obligations (including, without limitation, interest which, but for the filing of a petition of bankruptcy with respect to TWE, would have accrued on such Obligations) (the "Guaranteed Obligations").

                  The standard provisions contained in Attachment A hereto are incorporated herein and made a part hereof as if set forth herein in full.

                  IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guarantee to be duly executed as of the day and year first above written.

                                          American Television and
                                          communications Corporation

                                          By: /s/ Raymond G. Murphy
                                              ----------------------------------
                                              Name: Raymond G. Murphy
                                              Title: Vice President & Treasurer

                                          Warner Communications Inc.

                                          By: /s/ Raymond G. Murphy
                                              ----------------------------------
                                              Name: Raymond G. Murphy
                                              Title: Vice President & Treasurer

                                                                    Attachment A

                                 GUARANTEE TERMS

                  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Guarantee to which these terms are attached (the "Guarantee"). Each Guarantor under the Guarantee agrees as follows:

                  1. No Release. Such Guarantor agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that such Guarantor will remain bound by the Guarantee notwithstanding any extension, renewal or other alteration of any Guaranteed Obligation.

                  2. Obligations Absolute. Such Guarantor waives presentation of, demand of, notice of dishonor and protest of any Guaranteed Obligation and also waives notice of protest for nonpayment. The obligations of such Guarantor under the Guarantee shall not be affected by any of the following (and the Guarantor expressly waives any and all defenses arising out of, or based on, any of the following):

                  (a) change in the manner, place or terms of payment (including the currency thereof) of, and/or change or extension of the time of payment of, renewal or alteration of, any of the Guaranteed Obligations, any security or guarantee therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee under the Guarantee shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) sale, exchange, release, surrender, realization upon or other alteration in any manner and in any order of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or the Guarantee;

                  (c) settlement or compromise of any of the Guaranteed Obligations, any security or guarantee therefor or any liability (including any of those under the Guarantee) incurred directly or indirectly in respect thereof or the Guarantee, and subordination of the payment of all or any part thereof to the payment of any liability (whether due or not) of any Person whose Obligations are guaranteed under the Guarantee (each such Person, a "Beneficiary");

                  (d) actions or failures to act in any manner referred to in the Guarantee that may deprive such Guarantor of its right to subrogation against any Beneficiary to recover fully indemnity for any payments made pursuant to the Guarantee;

                  (e) failure of any Guaranteed Party to assert any claim or demand or to enforce any right or remedy against any Beneficiary or any guarantor or any successor thereto under the provisions of any Credit Document or any other agreement or otherwise; or

                  (f) rescission, waiver, extension, renewal, amendment or modification of any of the terms or provisions of any Credit Document or any instrument or agreement executed pursuant thereto.

                  3. Guarantee of Payment and Performance. The Guarantee constitutes a guarantee of payment and performance when due and not of collection and such Guarantor waives any right to require that any resort be had by any Guaranteed Party to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of any Beneficiary or any other Person.

                  4. Unenforceability of Obligations. The obligations of such Guarantor under the Guarantee shall not be subject to any reduction, limitation, impairment, or termination for any reason (other than by payment in full of the Guaranteed Obligations) and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, discharge of any Beneficiary from any of the Guaranteed Obligations in a bankruptcy or similar proceeding or otherwise (except by payment in full of the Guaranteed Obligations, subject to the terms of Section 6 below and the next sentence). Such Guarantor further agrees that the Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, interest on or any other amount with respect to any Guaranteed Obligation is rescinded or must otherwise be restored by any Guaranteed Party or any other Person upon the bankruptcy or reorganization of any Beneficiary, any other Person or otherwise.

                  5. Set-Off. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Guaranteed Party is hereby authorized at any time or from time to time, without notice to such Guarantor or to any other Person, any such notice being expressly waived, to the extent permitted by applicable law, to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Guaranteed Party to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Guaranteed Party under the Guarantee, irrespective of whether or not such Guaranteed Party shall have made any demand under the Guarantee and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

                  6. Reinstatement. If claim is ever made upon any Guaranteed Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the Guaranteed Parties repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such Guaranteed Party or any of its property or (b) any settlement or compromise of any such claim effected by such Guaranteed Party with any such claimant (including any Beneficiary), then and in such event such Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation of the Guarantee or the cancellation of any Credit Document or other instrument evidencing any liability of any Beneficiary, and such Guarantor shall be and remain liable to such Guaranteed Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such Guaranteed Party.

                  7. No Subrogation. Notwithstanding any payment or payments made by such Guarantor under the Guarantee or any set-off or application of funds of such Guarantor by any Guaranteed Party, such Guarantor shall not be entitled to be subrogated to any of the rights of any Guaranteed Party against any Beneficiary or guarantee or right of offset held by any Guaranteed Party of the payment of the Guaranteed Obligations, nor shall such Guarantor seek to be entitled to seek any contribution or reimbursement from any Beneficiary in respect of payments made by such Guarantor under the Guarantee, until all amounts owing to the Guaranteed Parties by any Beneficiary on account of the Guaranteed Obligations are paid in full. If any amount shall be paid to such Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations have not been paid in full, such amount shall be held by such Guarantor in trust for the Guaranteed Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                  8. Amendment and Waiver. No amendment, modification, termination or waiver of any provision of the Guarantee, or consent to any departure by such Guarantor herefrom, shall in any event be effective without the written concurrence of the Required Lenders under the Credit Agreement or as otherwise provided in the Credit Agreement including, without limitation,
Section 9.02(b) and Section 9.14 thereof. No waiver of any single breach or default under the Guarantee shall be deemed a waiver of any other breach or default. All notices, requests, demands or other communications to or upon such Guarantor or any Guaranteed Party shall be in writing and shall be deemed to have been duly given or made as provided in the Credit Agreement.

                  9. Successors and Assigns. The Guarantee shall be binding upon such Guarantor and its successors and assigns and shall inure to the benefit of the respective successors and assigns of the Guaranteed Parties and, in the event of any transfer or assignment of rights by any Guaranteed Party, the rights and privileges herein conferred upon that Guaranteed Party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof; provided, however, that no Guarantor may assign, transfer or delegate any of its rights or obligations under the Guarantee without the prior written consent of the Administrative Agent.

                  10. Governing Law. THE GUARANTEE SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  11. Jurisdiction and Service. All judicial proceedings brought against such Guarantor with respect to the Guarantee may be brought in any state or federal court of competent jurisdiction in the State of New York and by execution and delivery of the Guarantee, such Guarantor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with the Guarantee. Such Guarantor designates and appoints TWC, at its address specified for notices in the Credit Agreement and such other Persons as may hereafter be selected by such Guarantor irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by such Guarantor to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to such Guarantor at its address as set forth above except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by such Guarantor refuses to accept service, such Guarantor hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right of any Guaranteed Party to bring proceedings against such Guarantor in the courts of any other jurisdiction.

                  12. Waiver of Jury Trial. SUCH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY CREDIT DOCUMENT.

                  13. Release. This Guarantee may only be released in accordance with Section 9.02(b) of the Credit Agreement; provided, however, that if any of the events specified in Section 9.14 of the Credit Agreement occur with respect to a Guarantor then the Guarantee shall be automatically released with respect to such Guarantor without any further action.